                                     10.82

                                   401K PLAN

                       NATIONWIDE LIFE INSURANCE COMPANY
                      SALARY DEFERRAL [401(K)] AND SAVINGS
                    PROTOTYPE PROFIT SHARING PLAN AND TRUST


                                  PLAN NO. 002
               NON-STANDARDIZED - INTEGRATED AND NON-INTEGRATED

Address of Sponsoring Organization or Authorized Representative: The Senex Group, 21021 Ventura Blvd., Suite 310, Woodland Hills, CA 91364. Telephone
Number:  (818)593-3535.

The Employer hereby establishes a profit sharing plan and trust for the benefit of its eligible employees and the eligible employees of each Participating Employer which adopts the Plan. The plan and trust shall consist of the Nationwide Life Insurance Company Salary Deferral [401(k)] and Savings Prototype Profit Sharing Plan and Trust and this Adoption Agreement.

1.      Name of Employer;

1A.     Business Entity: [ ] Corporation  [ ] S Corporation
                                         Date of Incorporation:
        [ ] Partnership  [ ] Sole Proprietor  [ ] Other:

1B.     Type of Business:

2.      Employer Address:

3.      Employer Tax Year End:          Employer Identification No.:

4.      Plan Name:  401(k) Profit Sharing Plan.         Plan No.:

5.      Limitation Year (elect one):
        [ ]     Calendar year
        [x]     The period selected in Exhibit 1, Section 3.
        [ ]     Other 12 month period ending:_________________

6.      Plan Status (check a or b):

        (a)     [ ]     Newly Adopted Plan
        (b)     [ ]     Amendment and restatement of the (name of plan):

                        Effective date of amendment:

                        This amendment shall not apply to any Employee who severed employment before the effective date of amendment. The Accrued Benefit and vesting percentage of each Participant who is an Employee on the effective date of amendment shall be no less than before the amendment.






Salary Deferral Profit Sharing      - 1 -
PO 2112-2  National Office TRA 86 Version (IRS Approved)

                            EXHIBIT 1 - DEFINITIONS


1. "Break in Service" (Section 2.7) means employment of not more than 500 (insert 500 or less) Hours of Service during an eligibility Computation Period or Vesting Computation Period.

       NOTE: This Section must be completed if Exhibit 5, Section 10(b) is selected.

2. "Compensation" (Section 2.10) means all of each Participant's (elect a or b):

       (a)     [X]     W-2 earnings and any Salary Deferral Contributions for
                       the period selected below.

       (b)     [ ]     compensation as that term is defined for Code Section
                       415(c)(3) purposes for the period selected below.

       [ ] Check here if pursuant to Section 2.10 the Employer shall include in the definition of Compensation in (a) or (b) above contributions made pursuant to Section 125, 402(h) or 403(b) of the Code.

2A. COMPENSATION EXCLUSIONS (Section 2.10) For Purposes of contributions and allocations (except top-heavy minimum contributions and allocations and for the purpose of discrimination testing under Article XVII), the following Compensation shall not be considered (elect a, or one or more of b, c, d, e, and f):

       (a)     [X]     None, all Compensation shall be considered

       (b)     [ ]     Bonus

       (c)     [ ]     Overtime

       (d)     [ ]     Commissions

       (e)     [ ]     Compensation in excess of $_____________

       (f)     [ ]     Other:

               NOTE: "a" above must be selected if an integrated formula is elected in Exhibit 3.

3. The compensation period of this Section shall be the (Section 2.10) (elect a, b or c):

       (a)     [X]    Plan Year.

       (b)     [ ]    taxable year ending with or within the Plan Year.

       (c)     [ ]    limitation year ending with or within the Plan Year.

4. If an Eligible Employee becomes a Participant after the beginning of the period selected above, Compensation shall include for purposes of Employer Discretionary Contributions and Qualified Non-Elective Contributions (elect a or b):

       (a)     [X]     only the Compensation for the portion of the period
                       selected above during which he became a Participant.

       (b)     [ ]     the Compensation for the entire period selected above in
                       which he became a Participant.



Salary Deferral Profit Sharing       - 2 -

 5.     "Effective Date" (Section 2.14) means:

        NOTE: If this is an amendment and restatement of an existing plan, insert the original plan effective date

6. "Plan Year" (Section 2.36) means the 12 consecutive month period, or such lesser period as a Participating Employer is in business, beginning on the 1st day of ______, and ending on the ___ day of ______ in each year.

        NOTE: The Plan Year should normally end on the last day of the calendar year.

7.      "Net Profits" (Section 2.26) Employer contributions shall be made
        (elect one):

        [ ] with [x] without regard to the definition of Net Profits in Section 2.26.


                      EXHIBIT 2 - ELIGIBILITY REQUIREMENTS


1. CLASSIFICATION REQUIREMENTS (Section 2.17) Classifications of Employees that are not eligible to participate in the Plan are (elect a or one or more of b through d):

        (a)     [ ]     None:  all Employees are eligible.

        (b)     [x]     Covered by a Collective Bargaining Agreement included in
                        a unit of employees where retirement benefits have been the subject of good faith bargaining between representatives of such employee unit and the Participating Employer, unless the resulting collective bargaining agreement provides for the inclusion of such unit of employees under this Plan.

        (c)     [x]     Non-resident aliens who receive no Earned Income from a
                        Participating Employer which constitutes income from sources within the United States.

        (d)     [ ]     Employees of an Employer required to be aggregated with
                        a Participating Employer under Code Sections 414(b),
                        (c), or (m) and persons deemed to be employees under Code Section 414(n).

        (e)     [ ]     Other Classification:


2.      SERVICE AND AGE REQUIREMENTS (Section 3.1):

        (a) To be eligible to participate an Eligible Employee must have completed the following Eligibility Service requirements (complete both 1 and 2):

                (1) On the Effective Date of the Plan the following requirements apply:

                                (i) Service                              (ii) Age

                        [ ]     No Service Requirement           [ ]     No Age Requirement


                        [ ]     ___ Months from Employment       [x]     21
                                Date (not to exceed 12)

                        [ ]     1 Year of Eligibility Service    [ ]     ___ (not to exceed Age 21)



Salary Deferral Profit Sharing       - 3 -

                (2) After the later of the Effective Date of the Plan or Effective Date of Amendment, the following requirements apply:



                                (i) Service                             (ii) Age

                        [ ]     No Service Requirement          [ ]     No Age Requirement

                        [ ]     _____Months from Employment     [X]     21
                                Date (not to exceed 12)

                        [ ]     1 Year of Eligibility Service   [ ]     ___(Not to exceed Age 21)

                NOTE: The Service requirements in (1) and (2) above must be the same if the Employee is a Self-Employed Individual.

                If the service requirement elected is a stated number of months of service, each Eligible Employee who has been employed with the Participating Employer for such number of months shall be deemed to have completed the service requirement as of that date, regardless of the number of Hours Of Service actually performed.

        (b) One year of Eligibility Service shall be credited to the Eligible Employee on the last day of each Eligibility Computation Period in which he completes 1000 (not more than 1,000) Hours Of Service.

3.      ENTRY DATE (Section 3.1)  The entry date shall be the (elect one):

        (a)     [ ]     date coinciding with satisfaction of all eligibility
                        requirements.

        (b)     [ ]     day of the month coinciding with or next following
                        satisfaction of all eligibility requirements.

        (c)     [ ]     first day of the Plan Year quarter following
                        satisfaction of all eligibility requirements.

        (d)     [ ]     Plan Anniversary [ ] preceding [ ] coinciding with or
                        next following-satisfaction of all eligibility requirements ("coinciding" may not be elected if Section
                        2(a)(1) or 2(a)(2) of this Exhibit provides for Eligibility requirements of more than 6 months or age
                        20 1/2).

        (e)     [X]     Plan Anniversary or the first day of the seventh month
                        of the Plan Year coinciding with or next following satisfaction of all eligibility requirements.

                        EXHIBIT 3 - CONTRIBUTIONS AND ALLOCATION FORMULA

1. SALARY DEFERRAL CONTRIBUTION (Section 5.1) Participants shall be permitted to make Salary Deferral Contributions (complete a through e):

        (a) Minimum salary deferral percentage or amount is 1% per payroll period.

        (b) Maximum salary deferral percentage or amount is 15% per payroll period.

                [X] Check here if the Participant may make a special election to defer all or a portion (including none) of any bonus or other such single sum payment to the Plan.



Salary Deferral Profit Sharing      - 4 -

        (c)     A Participant may change his salary deferral percentage (elect one):
                (1)     [ ]     at any time.
                (2)     [ ]     as of the first day of a Plan Year quarter.
                (3)     [ ]     as of a Plan Anniversary.
                (4)     [ ]     other:________________________.

        (d)     A Participant may revoke his Salary Deferral Agreement (elect one):
                (1)     [X]     at any time.
                (2)     [ ]     as of the first day of a Plan Year quarter.
                (3)     [ ]     as of a Plan Anniversary.
                (4)     [ ]     other:________________________.

        (e) A Participant who has revoked his Salary Deferral Agreement, may execute a new Agreement (elect one):
                (1)     [ ]     at any time.
                (2)     [ ]     as of the first day of a Plan Year quarter.
                (3)     [ ]     as of a Plan Anniversary.
                (4)     [X]     other:________________________.

        NOTE: In Section c, d, or e above, "other" must be at least once a year.

2. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (Section 5.4) Particpants shall (elect a or b):

        (a)     [ ]     be permitted to make Employee Contributions.

        (b)     [X]     not be permitted to make Employee Contributions.

3. EMPLOYER MATCHING CONTRIBUTION (Section 5.2) Each Participating Employer shall (elect a or b):

        (a)     [X]     make Employer Matching Contributions equal to (elect
                        one):

                (1)     [ ]     ____% of the first ____% of Compensation which
                                is deferred under the Plan.

                (2)     [ ]     ____% of the first ____% of Compensation
                                contributed as Employee Contributions under the Plan.

                (3)     [X]     Other:  A discretionary dollar amount or
                                percentage to be determined by the Board of Directors before the beginning of each Plan
                                Year.

        (b)     [ ]     not make Employer Matching Contributions.

4. EMPLOYER DISCRETIONARY CONTRIBUTIONS (Section 5.2) Each Participating Employer shall (elect a or b):

        (a)     [X]     make Employer Discretionary Contributions in such
                        amounts as may be determined by the Participating
                        Employer

        (b)     [ ]     not make Employer Discretionary Contributions.





Salary Deferral Profit Sharing       - 5 -

5A. FORFEITURES (Section 10.2) Forfeitures from a Participant's Employer Matching subaccount, except Excess Aggregate Contributions, shall be (elect a or b):

        (a)     [X]     reallocated to Employer Matching subaccounts of other
                        Participants.

        (b)     [ ]     applied to reduce the next Participating Employer
                        contribution.

5B. FORFEITURES (Section 10.2) Forfeitures from a Participant's Employer Discretionary subaccount shall be (elect a or b):

        (a)     [X]     reallocated to Employer Discretionary subaccounts of
                        other Participants.

        (b)     [ ]     applied to reduce the next Participating Employer
                        contribution.

6. FORFEITURES (Section 10.3A or B) Forfeitures from a Participant's Employer Matching or Employer Discretionary subaccount shall occur:

        (a)     [X]     upon distribution to a terminated Participant of his
                        vested Accrued Benefit, or his fifth consecutive Break
                        In Service, if earlier.

        (b)     [ ]     after the Participant has incurred his fifth consecutive
                        Break in Service.

7. ALLOCATION FORMULA (Section 6.1) Employer Discretionary Contributions and forfeitures arising from Employer Discretionary subaccounts shall be allocated to the Employer Discretionary subaccount of each Participant who has completed the requirements specified below in (elect a or b):

        (a)     [ ]     in the proportion that the Participant's Compensation
                        bears to the total compensation of all Participants.

        (b)     [ ]     in the proportion that the Participant's Compensation in
                        excess of the Integration Level bears to the total
                        Compensation of all Participants in excess of the Integration Level, provided that the maximum amount of contributions and forfeitures so allocated for the Plan
                        Year shall not exceed the Integration Percentage set forth below. Providing further that the maximum amount of contributions and forfeitures in excess of the Integration Level shall not exceed the amount of contributions and forfeitures allocated below the Integration Level expressed as a percentage of each Participant's Compensation by the lesser of (a) or (b) where (a) equals the percentage of each Participant's
                        Compensation below the Integration Level and (b) equals the greater of 5.7% or the percentage equal to the portion of the tax rate under Code Section 3111(a) (in effect as of the beginning of the year which is attributable to old-age insurance. Any contributions and forfeiture in excess of such percentage shall be allocated to the subaccount of each Participant in the proportion that his Compensation bears to the total compensation of all Participants (complete (1) and (2)):

                (1)     Integration Level (elect a, b or c):

                        (a)     [ ]     the Taxable Wage Base.

                        (b)     [ ]     $_____, and increasing by _____% of the
                                        actual dollar increase in the Taxable
                                        Wage Base for each subsequent year.

                        (c)     [ ]     $_____.

        NOTE: (b) & (c) above must not include an amount in excess of the Taxable Wage Base. The Taxable Wage Base means the maximum amount of earnings which may be considered wages for Social Security purposes under Section 3121(a)(1) of the Code for each calendar year.


Salary Deferral Profit Sharing       - 6 -

                NOTE: A minimum contribution may need to be provided to each Non-key Employee as required by Section 11.2.

                (2)     The integration Percentage is _____%.

                NOTE: If the integration Level is the Taxable Wage Base, the maximum integration percentage is 5.7% (or the rate of tax under Code Section 3111(a) attributable to old age insurance, if greater). If the integration Level is below the Taxable Wage Base, the maximum integration percentage is: 5.4% if the integration Level is more than 80% but less than 100% of the Taxable Wage Base; 4.3% if the integration Level is above $10,000 (or 1/5 of the Taxable Wage Base, if greater) but not more than 80% of the Taxable Wage Base; and 5.7% (or the rate of tax under Code Section 3111(a) attributable to old age insurance, if greater) if the integration Level is at or below $10,000 (or 1/5 of the Taxable Wage Base, if greater).

8.      ELIGIBILITY FOR ALLOCATION (Section 6.2) (complete a and b):

        (a) A Participant who has completed less than 1,000 Hours Of Service during a Plan Year shall (elect 1 or 2):

                (1)     [x]     not share in the Employer Discretionary
                                Contribution (or Forfeitures) for such Plan
                                Year.

                (2)     [ ]     share in the Employer Discretionary Contribution
                                (or forfeitures) for such Plan Year if the Participant completes (complete (i) or (ii)):

                        (i)     [ ]     1 Hour of Service.

                        (ii)    [ ]     more than 500 Hours of Service.

        (b) A Participant whose employment is terminated before the end of the Plan Year but after completion of the number of hours in (a) above shall (elect 1 or 2):

                (1)     [x]     not share in the Employer Discretionary
                                Contribution (or forfeitures) and Qualified
                                Non-Elective Contribution for such Plan Year.

                (2)     [ ]     share in the Employer Discretionary Contribution
                                (or forfeitures) and Qualified Non-Elective
                                Contribution for such Plan Year.

9. QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Section 2.37A)(complete a, b, and c):

        (a)     Qualified Non-Elective Contributions shall (elect 1 or 2):

                (1)     [X]     be permitted.  Such contributions shall be made
                                at the discretion of the Participating Employer and allocated on the basis of the ratio in which a Participant's Compensation bears to the total compensation for all participants who are (elect
                                (i) or (ii)):

                        (i)     [x]     Eligible Non-Highly Compensated
                                        Employees who (elect one):

                                [ ]     completed the requirements of Section 8
                                        above.

                                [x] completed more than 1 Hours of Service (insert 500 or less) during the Plan Year and (complete one):

                                [ ]     were employed on the last day of the
                                        Plan Year.

                                [x] regardless of whether employed on the last day of the Plan Year.


Salary Deferral Profit Sharing        -7-

                        (ii)    [ ]     Eligible Employees who (elect one):

                                        [ ]     completed the requirements of
                                                Section 8 above.

                                        [ ]     completed more than __ Hours of
                                                Service (insert 500 or less)
                                                during the Plan Year and
                                                (complete one):

                                                [ ]     were employed on the
                                                        last day of the Plan
                                                        Year.

                                                [ ]     regardless of whether
                                                        employed on the last
                                                        day of the Plan Year

                (2)     [ ]     not be permitted.

        (b) Qualified Non-Elective Contributions shall be taken into account as (elect one):

                (1)     [ ]     Salary Deferral Contributions for the purpose of
                                calculating the Actual Deferral Percentage discrimination test.

                (2)     [ ]     Matching Contributions for the purpose of
                                calculating the Average Contribution Percentage discrimination test.

                (3)     [X]     Salary Deferral Contributions to the extent
                                deemed necessary to satisfy the Actual Deferral
                                Percentage discrimination test. Any remaining contributions shall be treated as Matching
                                Contributions for the purpose of calculating the Average Contribution Percentage discrimination test.

10.     MATCHING CONTRIBUTION (Section 2.23A)  If the employer has elected in
        Exhibit 3 to provide for Matching Contributions and if Exhibit 5 provides that the Employer Matching subaccount shall be 100% immediately vested, please complete the following (otherwise check "not applicable" in (c) below) (elect one):

        Matching Contributions which are 100% vested when made shall be taken into account as (elect a, b, or c):

        (a)     [ ]     Salary Deferral Contributions for the purpose of
                        calculating the Actual Deferral Percentage discrimination test.

        (b)     [ ]     Matching Contributions for the purpose of calculating
                        the Average Contribution Percentage discrimination test.

        (c)     [X]     not applicable.


                            EXHIBIT 4 - INVESTMENTS

1. INVESTMENTS (Article VIII) All assets of the Plan shall be invested by the Trustee except that (elect any that are applicable and complete e and f):

        (a)     [ ]     No exceptions.

        (b)     [ ]     The Employer shall direct the Trustee in selecting

                (1)     [ ]     all subaccounts.



Salary Deferral Profit Sharing       - 8 -

                (2)     [ ]     the following subaccounts:                     .
                                                          ---------------------

        (c)     [X]     The Participant shall direct, from eligible investments
                        specified by the Plan Administrator, the Trustee in selecting

                (1)     [ ]     all subaccounts.

                (2)     [ ]     the following subaccounts:                     .
                                                          ---------------------

        (d)     [ ]     The Employer shall appoint an Investment Manager to
                        direct the Trustee in selecting

                (1)     [X]     all subaccounts.

                (2)     [ ]     the following subaccounts:                     .
                                                          ---------------------
                        Name:
                             --------------------------------------------------
                        Address:
                                -----------------------------------------------
                        Telephone Number: (      )      -
                                           -------------------------

        (e) The entity or individual selected above may change, subject to the rules of an Insurer or other investing institution, its investment election with respect to investments in its Accounts (elect one):

                (1)     [X]     at any time.

                (2)     [ ]     no more frequently than once every 3 months.

                (3)     [ ]     no more frequently than once every 12 months.

                (4)     [ ]     other (at least annually)                      .
                                                         ----------------------

        (f) The entity or individual selected above may change, subject to the rules of an Insurer or other investing institution, its investment election with respect to investments of future contributions (elect one):

                (1)     [X]     at any time.

                (2)     [ ]     no more frequently than once every 3 months.

                (3)     [ ]     no more frequently than once every 12 months.

                (4)     [ ]     other (at least annually)                      .
                                                         ----------------------

2.      COMMON DUE DATE (Section 2.9) (elect a or b):

        (a)     [X]     The      day of the month of            in each year.
                            ----                     ----------

        (b)     The following dates:                                           .
                                    -------------------------------------------

                NOTE: "N/A" should be placed in 2 above if Insurance Contracts are not offered as an investment option under the Plan.



Salary Deferral Profit Sharing       - 9 -

                     EXHIBIT 5 - BENEFITS AND DISTRIBUTIONS


1. VESTING SCHEDULE (Section 10.1) (complete one box below) A Participant's vested interest in his Employer Matching subaccount, if any, and Insurance Policies, the premiums for which are paid from Employer Matching Contributions, shall be [ ] 100% vested when made; [ ] be determined by the following schedule (elect one):

           Years of             (a)     (b)     (c)     (d)     (e)     (f)
        Vesting Service         [ ]     [ ]     [ ]     [ ]     [ ]     [ ]
        ---------------         ---     ---     ---     ---     ---     ---

               0                 0%      0%      0%      0%      0%    ___%
               1                20%      0%      0%      0%      0%    ___%
               2                40%     20%      0%      0%      0%    ___%
               3                60%     40%     20%    100%      0%    ___%
               4                80%     60%     40%              0%    ___%
               5               100%     80%     60%            100%    ___%
               6                       100%     80%                    ___%
               7                               100%                    100%

2. VESTING SCHEDULE (Section 10.1) (complete one box below) A Participant's vested interest in his Employer Discretionary subaccount, if any, and Insurance Policies, the premiums for which are paid from Employer Discretionary Contributions, shall be [ ] 100% vested when made; [ ] be determined by the following schedule (elect one):

           Years of             (a)     (b)     (c)     (d)     (e)     (f)
        Vesting Service         [ ]     [ ]     [ ]     [ ]     [ ]     [ ]
        ---------------         ---     ---     ---     ---     ---     ---

               0                 0%      0%      0%      0%      0%    ___%
               1                20%      0%      0%      0%      0%    ___%
               2                40%     20%      0%      0%      0%    ___%
               3                60%     40%     20%    100%      0%    ___%
               4                80%     60%     40%              0%    ___%
               5               100%     80%     60%            100%    ___%
               6                       100%     80%                    ___%
               7                               100%                    100%

        NOTE: If (f) is elected in 1 or 2 above, the vesting percentages for all years of service must equal or exceed one of the applicable minimum vesting schedules set forth in Code Section 411(a)(2).

3. VESTING COMPUTATION PERIOD (Section 2.49): The 12 consecutive month period ending on the ___ day of ___________ in each year.

        NOTE:  The Vesting Computation Period shall coincide with the Plan
               Year.

4. VESTING SERVICE (Section 2.50) One year of Vesting Service shall be credited to a Participant for each Vesting Computation Period during which he completes at least 1000 (not to exceed 1,000) Hours Of Service, beginning on his Employment Date or Re-employment Date, subject to the exclusions elected in 5.

5. EXCLUDED YEARS OF VESTING SERVICE (Section 2.50) In addition to years of Vesting Service excluded by the Break in Service rules, the following years of Vesting Service shall be excluded in determining a Participant's vested interest (elect a or b):

        (a)     [X]     No Vesting Service shall be excluded.



Salary Deferral Profit Sharing       - 10 -

        (b)     [ ]     The following years of Vesting Service shall be
                        excluded (elect any that are applicable).

                        (1)     [ ]     years of Vesting Service completed
                                        before the year in which the Participant attains age 18.

                        (2)     [ ]     years of Vesting Service completed
                                        before the Effective Date of the Plan.

5A.     ELAPSED TIME (Section 2.21):

        [ ] Check here if the elapsed time provisions of Section 2.21 are to apply. If checked, Sections 3, 4 and 5 above are not applicable.

6. NORMAL RETIREMENT AGE (Section 2.27) A Participant's Normal Retirement Age will be the day he (elect a or b):

        (a)     [ ]     attains age ___ (not more than 65).

        (b)     [X]     attains the later of age 65 (not more than 65) or the
                        5th (insert 5 or less) anniversary of his participation commencement date. Participation commencement date is the first day of the Plan Year in which the Participant began participating in the Plan.

7.      EARLY RETIREMENT (Section 10.5):  (elect a or b)

        (a)     [ ]     A Participant who has attained age ___ and who is
                        credited with ___ years of Vesting Service may retire on his Early Retirement Date. A Participant's Account
                        (elect (1) or (2)):

                (1)     [ ]     shall, if not previously 100% vested, be 100%
                                vested upon attainment of his Early Retirement
                                Age.

                (2)     [ ]     shall be subject to the vesting schedule in
                                Exhibit 5.

        (b)     [X]     Early retirement is not provided.

8.      AGE 59 1/2 (Section 10.10)  Age 59 1/2 distributions (elect a or b):

        (a)     [X]     are permitted.

        (b)     [ ]     are not permitted.

9.      HARDSHIP (Section 10.11)  Hardship distributions (elect a or b):

        (a)     [X]     are permitted.

        (b)     [ ]     are not permitted.

10.     COMMENCEMENT OF BENEFITS (Section 10.12)  Subject to the requirement of
        Section 10.18, a Participant who terminates his employment with his Participating Employer may receive a distribution of his Accrued Benefit (elect a, b, or c):

        (a)     [X]     within a reasonable time after termination of
                        employment.

        (b)     [ ]     after a Participant has incurred, within an Eligibility
                        Computation Period, a Break in Service.

        (c)     [ ]     upon attainment of the Participant's Normal Retirement
                        date, or if selected, Early Retirement Date or age
                        59 1/2.




Salary Deferral Profit Sharing       - 11 -

11. LOANS TO PARTICIPANTS (Section 10.17) Loans to Participants are (elect a or b):

        (a)     [X]     permitted and (complete one of the following boxes):
                        [ ] are considered a general investment of the Trust
                        Fund [X] are considered an investment of the Participant's Account.

        (b)     [ ]     not permitted.

12. OPTIONAL FORMS OF BENEFITS (Section 10.23) In addition to the lump sum normal form of benefit, and, if required to be provided under the Plan, a Qualified Joint and Survivor Annuity, the following option forms of benefits shall be provided (elect any that are applicable):

        (a)     [ ]     Straight Life Annuity
        (b)     [ ]     Life Annuity - Ten Years Certain
        (c)     [ ]     Joint and Survivor Annuity
        (d)     [ ]     Ten Year Certain Fixed Payments
        (e)     [ ]     Life Annuity - Twenty Year Certain
        (f)     [ ]     Other:__________________________________________________
        (g)     [ ]     Other:__________________________________________________

        NOTE:   [X]     Check here if a lump sum normal form of benefit will be
                        the only form of benefit offered under this Plan ((a) through (g) must not be completed), and the Qualified
                        Pre-Retirement Survivor Annuity and Qualified Joint and
                        Survivor Annuity provisions will not be applicable
                        (Section 10.20).

        NOTE: If this is an amendment and restatement of a prior plan, the "other" line may be used to preserve an optional form of benefit not currently owned by Nationwide. In addition, an additional optional form of benefit may be specified in the "other" line above only if such form of benefit does not discriminate in favor of any Highly Compensated Employee.

13. CASH OUT DISTRIBUTION (Section 10.15) Upon termination of service, a Participant's vested Accrued Benefit of $3,500 or less will (elect a or b):

        (a)     [ ]     be immediately distributed to the Participant.

        (b)     [X]     not be distributed to the Participant without his
                        consent.


                         EXHIBIT 6 - PLAN ADMINISTRATOR

1. PLAN ADMINISTRATOR (Section 12.1) The Plan Administrator shall be (elect a, b, c, or d):

        (a)     [X]     the Employer.

        (b)     [ ]     the Trustee.

        (c)     [ ]     a committee consisting of at least three persons
                        appointed from time to time by the Board of Directors to serve without compensation at the pleasure of the board.
                        Any person appointed a member of such committee shall signify his acceptance of administrative responsibility by filing written acceptance with the board and with the committee. Any member of the committee may resign by delivering his written resignation to the board and the Secretary of the committee, and such resignation shall become effective on some specified future date not less than 30 days after receipt of such resignation by the board.



Salary Deferral Profit Sharing       - 12 -

                        The committee may authorize one or more of its members to execute or deliver any instrument or make any payment in its behalf.

                        A majority of the members of the committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other matters coming before the committee may be acted upon by the members of the committee present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the committee. In the event any such vote ends in a deadlock, the board shall cast the deciding vote.

        (d)     [ ]     (Specify by name, title, or other description):_________

                                EXHIBIT 7 - LIMITATIONS ON ALLOCATIONS

1. OTHER QUALIFIED PLANS (Sections 7.3 and 7.4) If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant, you must complete this section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan. (complete a and b):

        (a) The Employer must complete this Section if a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan. (Complete 1, 2, or 3):

                (1)     [ ]     The provisions of Section 7.2 will apply, as if
                                the other plan was a Master or Prototype plan.

                (2)     [ ]     (Provide the method under which the plans will
                                limit total Annual Additions to the Maximum
                                Permissible Amount, and will properly reduce any
                                Excess Amounts, in a manner that precludes
                                Employer discretion.)
                                _______________________________________________
                                _______________________________________________

                (3)     [ ]     not applicable.

        (b) If the Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer (complete 1, 2, or 3):

                (1)     [ ]     In any Limitation Year, the Annual Additions
                                credited to the participant under this Plan may not cause the sum of the Defined Benefit Plan
                                Fraction and the Defined Contribution Plan
                                Fraction to exceed 1.0.  If the Participating
                                Employer contributions that would otherwise be allocated to the Participant's Account during such year would cause the 1.0 limitations to be exceeded, the allocation will be reduced so that the sum of the fraction equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants under the allocation formula under the plan. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with
                                Section 7.1(d).



Salary Deferral Profit Sharing       - 13 -

                (2)     [ ]     (Provide the method under which the plan
                                involved will satisfy the 1.0 limitation in a
                                manner that precludes Employer discretion.)
                                _______________________________________________
                                _______________________________________________
                                _______________________________________________
                                _______________________________________________

                (3)     [ ]     not applicable.


                        EXHIBIT 8 - TOP HEAVY PROVISIONS

If the Plan covers employees under a collective bargaining agreement that meets the requirements of Code Section 416(1)(4), please check not applicable in all Sections below.

1. PARTICIPATING EMPLOYER MAINTAINING A DEFINED CONTRIBUTION PLAN IN ADDITION TO THIS PLAN (Section 11.3) For any Plan Year in which the Plan is top-heavy, each Participating Employer (elect a, b, or c):

        (a)     [ ]     shall contribute to the Plan an amount, which when added
                        to a Non- Key Employee's Employer contribution and forfeiture, will equal 3% of his Compensation, or such lesser amount as provided in Section 11.3.

        (b)     [ ]     shall satisfy the Section 11.3 required contribution by
                        making a contribution to the other defined contribution plan for a Non-Key Employee covered by both plans.

        (c)     [ ]     not applicable.

2. VESTING SCHEDULE FOR PLAN IN TOP-HEAVY STATUS (Section 11.5) A Participant's vested interest in his Employer Matching and Employer Discretionary subaccounts and insurance Policies shall be determined by the following schedule (elect a, b, or c):

                                Vesting Schedule
                                ----------------

           Years of            (a)             (b)             (c)
        Vesting Service        [ ]             [ ]             [ ]
        ---------------
                0               0%              0%             ___%
                1               0%              0%             ___%
                2               0%              20%            ___%
                3             100%              40%            ___%
                4                               60%            ___%
                5                               80%            ___%
                6                              100%            100%

                NOTE: If (c) is elected, the vesting percentages for all years must equal or exceed those shown in (a) and (b).

        The Vesting Computation Period and the Hours of Service required for Vesting Service shall have the same meaning in this Exhibit as that specified in Exhibit 5. This vesting schedule shall apply for all top-heavy Plan Years, and all subsequent years, regardless of whether the Plan is top-heavy.




Salary Deferral Profit Sharing       - 14 -

        PARTICIPATING EMPLOYER MAINTAINING A DEFINED BENEFIT PLAN IN ADDITION TO THIS PLAN (Section 11.4) For any Plan Year in which the Plan is top-heavy, each Participating Employer (elect a, b, or c):

        (a)     [ ]     shall contribute to this Plan, for a Non-Key Employee
                        covered by both plans, an amount, which when added to a Non-Key Employee's Employer contribution and forfeiture, will equal 5% of his Compensation.

        (b)     [ ]     shall, in the defined plan, for a Non-Key Employee
                        covered by both plans, provide a 2% accrual per year of service to each Non-Key Employee as required by Code
                        Regulation 1.416-1(m)(2).

        (c)     [ ]     not applicable.

4. PARTICIPATING EMPLOYER MAINTAINING A DEFINED BENEFIT PLAN IN ADDITION TO THIS PLAN EXTRA TOP-HEAVY CONTRIBUTION/BENEFIT (Sections 11.4 and 11.6) For each Plan Year in which the Plan is top-heavy and the Top-heavy Ratio is 90% or less, an addition top-heavy contribution/benefit
        (elect a, b, c, or d):

        (a)     [ ]     shall contribute to this Plan, for a Non-Key Employee
                        covered by both plans, an amount, which when added to a Non-Key Employee's Employer contribution and forfeiture, will equal 7 1/2% of his Compensation.

        (b)     [ ]     shall, in the defined benefit plan, for a Non-Key
                        Employee covered by both plans, provide a 3% accrual per year of service of each Non-Key Employee as required by Code Regulation 1.416-1(m)(14).

        (c)     [ ]     will not make any additional minimum contribution.

        (d)     [ ]     not applicable.

                NOTE: By selecting (a) or (b), the Employer is expanding the maximum amount that can be contributed and/or accrued under Section 7.5 for an Employee who is a Participant in both a defined contribution and defined plans maintained (or previously maintained) by the Employer.

5. PRESENT VALUE (Section 11.7) For purposes of computing Present Value, the following will be used (complete a or b):

        (a)     Interest Rate_______%

                Mortality Table__________________________

                Valuation Date --------------------------

        (B)     [ ]     NOT APPLICABLE.

                NOTE: This Section only applies if the Participating Employer is currently maintaining, or has previously maintained a defined benefit plan.




Salary Deferral Profit Sharing      - 15 -

                                   EXECUTION

CAUTION: THE FAILURE TO PROPERLY COMPLETE THIS ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN.

The Employer hereby adopts this Plan and Trust, subject only to acceptance by the Trustee. The Employer, by executing this document, acknowledges that it has read this Plan and Trust, that it has consulted legal counsel to the extent deemed necessary, and that it releases Nationwide from any liability resulting from adoption of the Plan and Trust. However, subject to Section 8.1, Nationwide Life Insurance Company will inform the Employer of any amendments made to the plan or of the discontinuance or abandonment of the Plan.

                              IRS OPINION LETTERS

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate IRS Key District office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic plan document number 05.

                                        EMPLOYER:


Date:                                   By:
                                          (Signature and Title)


                                        TRUSTEE(S)
Date:

Date:

                                        PARTICIPATING EMPLOYER(S)

                                        Name of Employer(s)
Date:____________________               _____________________________
                                        (Signature(s))

                                        AFFILIATED EMPLOYER(S)

                                        Name of Employer(s)


                                        (No signature is required)



Salary Deferral Profit Sharing       - 16 -

                       NATIONWIDE LIFE INSURANCE COMPANY

                      SALARY DEFERRAL (401(K)) AND SAVINGS

                    PROTOTYPE PROFIT SHARING PLAN AND TRUST

                           BASIC PLAN DOCUMENT NO. 05



THIS PROTOTYPE RETIREMENT PLAN AND TRUST HAS BEEN APPROVED BY THE NATIONAL OFFICE OF THE INTERNAL REVENUE SERVICE AS FOLLOWS:

                          PLAN   LETTER SERIAL NUMBER
                          ----   --------------------

                           001       D247600a

                           002       D347601a

                               TABLE OF CONTENTS


ARTICLE                                                                 PAGE
-------                                                                 ----

    I.  PURPOSE OF PLAN AND TRUST                                         2
   II.  DEFINITIONS                                                       2
  III.  PARTICIPATION                                                     8
   IV.  ACCOUNTS                                                          9
    V.  CONTRIBUTIONS                                                    10
   VI.  ALLOCATIONS                                                      12
  VII.  LIMITATIONS ON ALLOCATION                                        13
 VIII.  INVESTMENTS                                                      17
   IX.  INSURANCE POLICIES                                               18
    X.  BENEFITS AND DISTRIBUTIONS                                       19
   XI.  TOP-HEAVY PROVISIONS                                             28
  XII.  PLAN ADMINISTRATION                                              31
 XIII.  TRUSTEE                                                          32
  XIV.  AMENDMENT, MERGER AND TERMINATION                                35
   XV.  DOMESTIC RELATIONS ORDER                                         36
  XVI.  DISCRIMINATION TESTING AND OTHER ISSUES                          37
 XVII.  MISCELLANEOUS                                                    42

                       NATIONWIDE LIFE INSURANCE COMPANY
                      SALARY DEFERRAL [401(k)] AND SAVINGS
                    PROTOTYPE PROFIT SHARING PLAN AND TRUST

                     ARTICLE I - PURPOSE OF PLAN AND TRUST

The Nationwide Life Insurance Company Prototype Salary Deferral [401(k)] and Savings Prototype Profit Sharing Plan and Trust has been created for the exclusive benefit of Eligible Employees, and their Beneficiaries, of any Participating Employer which adopts the Plan and Trust. The Plan is intended to qualify under Code Sections 401(a) and 401(k) and the Trust is intended to be tax-exempt under Code Section 501(a).

                            ARTICLE II - DEFINITIONS

Each item defined below, when used in the Plan and Trust or Adoption Agreement, with the first letter of each word capitalized, shall have the meaning set forth in this Article.

2.1 "Account" means the value of the Annuity Contracts, Mutual Fund Shares, and other assets held by the Trustee on behalf of the Participant. The term, "Account," does not include the value of any Insurance Policies held by the Trustee on the life of the Participant.

2.2 "Accrued Benefit" means the sum of the value of any Insurance Policies issued on the Participant's life plus the value of his Account and shall constitute his entire interest in the Trust Fund.

2.3 "Adoption Agreement" means the document the Employer executes to adopt the Plan and Trust and is made a part thereof.

2.4 "Affiliated Employer" means the Employer, and if authorized by the Employer, any other employer which maintains a separate plan, agrees to administer its plan in accordance with Sections 2.15, 2.50, 3.4, and 3.5, and executes the Adoption Agreement as such.

2.5 "Annuity Contract" means any annuity contract, whether fixed or variable, individual or group, deferred or immediate. Any Annuity Contract distributed from the Plan shall be endorsed so that it is nontransferable.

2.5A    "Annuity Starting Date" means (i) the first day of the first period for which an amount is paid as an annuity, or (ii) in the case of a benefit not paid in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

2.6 "Beneficiary" means the Participant's Spouse unless the Participant and, if required under this Plan, his Spouse have designated another person(s) or entity as his beneficiary. Such beneficiary designation shall be made in a form acceptable to the Plan Administrator and must be filed with the Plan Administrator to be effective. The Participant's most recent beneficiary designation shall supersede any previous designation. If no such beneficiary is alive or if no designation is in effect at the time of distribution, Beneficiary shall mean the executor or other legal representative of the last to die of the Participant and designated beneficiary.

2.7 "Break In Service" means employment of not more than the number of Hours Of Service specified in Exhibit 1 during any Eligibility Computation Period or Vesting Computation Period.

Solely for purposes of determining whether a Break In Service for Eligibility Service and Vesting Service has occurred in their respective computation periods, an Employee who incurs a separation from service for maternity or paternity reasons shall receive credit for the Hours Of Service which would otherwise have been credited to such Employee but for such separation, or in any case in which such hours cannot be determined, eight Hours Of Service per day of absence. For purposes of this paragraph, separation from service for maternity or paternity reasons means an absence on account of (1) an Employee's pregnancy, (2) the birth of the Employee's child, (3) placement of a child with an Employee in connection with the adoption of such child by the Employee, or
(4) caring for such child for a period beginning immediately after a birth or placement. The Hours Of Service credited under this paragraph shall be credited (1) in the computation period in which the separation from service begins if necessary to prevent a Break In Service in that period, or (2) in all other cases, in the following computation period. The total number of Hours Of Service credited for any period under this paragraph shall not exceed 501 hours.

2.8 "Code" means the Internal Revenue Code of 1986, as most recently amended.

2.9 "Common Due Date" means the date, if any, set forth in Exhibit 4 as of which Insurance Policies may be purchased for a Participant.

2.10 "Compensation" is the amount defined in Exhibit 1. If the Participating Employer is a sole proprietor or partnership, the Earned Income of the Self-Employed Individuals will be considered Compensation. Effective for the first Plan Year beginning on or after January 1, 1989, Compensation shall be limited to the first $200,000 (or any increased amount, as permitted by the Secretary of the Treasury) of Compensation. In determining the compensation of a Participant for purposes of this limitation, the rules of
Section 414(g)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Participating Employer pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Code Sections 125, 402(h), or 403(b).

Compensation shall include only that compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the applicable period shall be the Plan Year.

2.11 "Disability" means a Participant's inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. The permanence and degree of such disablement shall be supported such by medical evidence.

2.11A   "Early Retirement Age" means the age, if any, specified in Exhibit 5.

2.12 "Early Retirement Date" means the first day of the month after the Participant's Early Retirement Age but prior to his Normal Retirement Age in which the Participant has elected to retire.

2.13 "Earned Income" means net earnings from self-employment in the trade or business with respect to which the Participating Employer has established the Plan, provided personal services of the individual are a material income producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to those items. Net earnings are reduced by contributions by the Participating Employer to qualified plans to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the Participating Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

2.14    "Effective Date" means the date set forth in Exhibit 1.

2.15 "Eligibility Computation Period" means the twelve month consecutive period beginning on an Employee's Employment Date or Reemployment Date, whichever is applicable. The succeeding twelve consecutive month periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period regardless of whether the Employee is entitled to be credited with 1,000 Hours Of Service (or any lesser number of hours as specified in Exhibit 2) during the initial Eligibility Computation Period. An Employee who is credited with 1,000 Hours Of Service (or any lesser number of hours as specified in Exhibit 2) in both the initial Eligibility Computation Period and the Plan Year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period will be credited with two years of service for purposes of eligibility to participate.

2.16 "Eligibility Service" means the number of Eligibility Computation Periods during which an Employee completes (if required) the number of Hours Of Service (not more than 1,000) specified in Exhibit 2. Eligibility Service shall include service with a Participating Employer, Affiliated Employer, and with a predecessor employer providing the Participating Employer maintains the plan of such predecessor.

2.17 "Eligible Employee" means all Employees, excluding any classification of Employees specified in Exhibit 2, which have completed the Eligibility Service requirements of Exhibit 2. If an Employee is excluded by classification and also excluded based on the age and service requirements of the Plan, the Employee shall be considered excluded based on the age and service requirements.

2.18 "Employee" means any person employed by a Participating Employer, or of any other employer required to be aggregated under Code Section 414(b), (c),
(m), or (o) as a bona fide, common law employee whose Compensation is subject to laws requiring the withholding of Federal Income and Social Security Taxes, and any person who has Earned Income including any individual who would be an Employee as so defined but for the fact that the person received no Earned Income. Any person deemed under Code Section 414(n) or (o) to be an Employee of any employer described in the previous sentence, unless excluded in Exhibit 2 of the Adoption Agreement, shall also be considered an Employee.

2.18A   "Employee Contributions" means contributions to the Plan made by a
Participant on an after tax basis.

2.19 "Employer" means the entity executing the Adoption Agreement as Employer.

2.19A   "Employer Discretionary Contributions" means contributions made pursuant to Section 5.2.

2.20 "Employment Date" means the date on which an Employee first performs an Hour Of Service.

2.20A   "Highly Compensated Employee" means as defined in Section 16.10.

2.21    "Hour of Service" means:

        (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Participating Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed;

        (b) each hour for which an Employee is paid, or entitled to payment by the Participating Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours Of Service shall be credited under this paragraph for any single continuous period (whether or not the period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference;

        (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Participating Employer. The same Hours Of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made;

        (d) each hour for which an Employee would have been credited during a period of time during which no duties are performed due to absence because of pregnancy of the Employee, the birth of a child of an Employee, the placement of a child in connection with the adoption of the child by the Employee, or for purposes of caring for the child during the period immediately following the birth or placement for adoption. Hours required to be credited in this paragraph shall be credited for the computation period in which the absence commenced or in the next following computation period, if necessary to prevent a Break In Service. No more than 501 Hours Of Service shall be credited under this paragraph during either computation period.

        (e) each hour specified in (a), (b), (c), and (d) while an Employee is in an ineligible class of Employees shall be counted for all purposes of the Plan if the Employee becomes an Eligible Employee;

        (f) each hour specified in (a), (b), (c), and (d) while an Employee is employed by another Participating Employer or when employed by any employers (whether or not incorporated) that are members of a controlled group, as defined in Section 414(b) of the Code or under common control, as defined in Section 414(c) of the Code, part of an affiliated service group, as defined in Section 414(m) of the code, and any other entity required to be aggregated with the Participating Employer pursuant to
        Section 414(o) and regulations thereunder, will be counted for all purposes of the Plan; and

        (g) each hour specified in (a), (b), (c), and (d) will also be counted for all purposes of the Plan for any person considered an Employee under Code Section 414(n) or Section 414(o) and the regulations thereunder.

        The Plan Administrator may, if elected by the Employer in Exhibit 5, elect to determine an Employee's service under the Plan under the elapsed time method. If elected, all provisions of the Plan shall be interpreted consistent with such election. In such case the following shall apply:

        (h) For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the nonforfeitable interest in the Participant's Account derived from Employer Contributions (except for period of service which may be disregarded under the "rule of parity," as described in Section 10.1), an Employee will receive credit for the aggregate of all periods of Eligibility and Vesting Service commencing with the Employee's Employment Date or Re-employment Date and ending on the date a Break In Service begins. For the purpose of this
        Section 2.21(h) through (m), Employment Date or Re-employment Date shall mean the first day the Employer performs an Hour Of Service, as defined in this Section 2.21(a). An Employee will also receive credit for any Period of Severance of less than 12 months. Fractional periods of a year will be expressed in terms of days.

        (i) In the case of an individual who is absent from work for maternity or paternity reasons (as defined in Section 2.7), the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break In Service.

        (j) A Period Of Severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

        (k) A Break In Service is a Period Of Severance of at least 12 consecutive months.

        (l) Each Employee will share in Employer Contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs employment with the Employer or is no longer a member of an eligible class of employees.

        (m) For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the nonforfeitable interest in the Participant's Account derived from Employer contributions (except for periods of service which may be disregarded on account of the "rule of parity" described in Section 10.1), an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break In Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour Of Service. An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

        For purposes of this Section, Hour Of Service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

        In the case of an Employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break In Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

        If the Employer is a member of an affiliated service group (under
        Section 414(m), a controlled group of corporations (under Section 414(b), a group of trades or businesses under common control (under
        Section 414(c)) or any other entity required to be aggregated with the Employer pursuant to Section 414(o) and the regulations thereunder, service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under Section 414(n) or Section 414(o) and the regulations thereunder to be considered an Employee of any Employer aggregated under Section 414(b), (c), or (m).

2.22 "Insurance Policy" means an ordinary life insurance, term insurance, retirement income, endowment, or any other life insurance policy which is issued by an Insurer on the life of a Participant and acquired under the Plan.

2.23 "Insurer" means a legal reserve life insurance company from which Insurance Policies or Annuity Contracts are purchased pursuant to the Plan.

2.23A   "Matching Contribution" means any contribution to the Plan or any other defined contribution plan made by the Participating Employer for the Plan Year and allocated to a Participant's Account by reason of the Participant's Employee Contributions or Salary Deferral Contributions. A Matching Contribution shall be returned by the Trustee to the Participant if the Salary Deferral Contribution on which such contribution was based is returned to the Participant pursuant to the discrimination tests set forth in Article XVI. "100% Vested Matching" contributions are Matching Contributions in which 100% immediate vesting is elected in Exhibit 5. "Non-100% Vested Matching" contributions are Matching Contributions in which all or some of such contributions vest over a period of time.

2.24 "Mutual Fund Shares" means shares of a Fund offered by any open end investment company.

2.25 "Nationwide" means Nationwide Life Insurance Company. Reference to its related and affiliated companies shall include Nationwide Financial Services, Inc., Nationwide Variable Life Insurance Company, WAUSAU Insurance Companies, and any other company affiliated with the Nationwide Corporation or Nationwide Life Insurance Company.

2.26 "Net Profits" means the Participating Employer's net earnings reportable for Federal Income Tax purposes before deduction for Federal Income Tax and contributions to the Trust plus, accumulated earnings. If the Participating Employer is a governmental employer or exempt from Federal Income Tax under Code Section 501(a), Net Profits means the surplus of revenues or receipts over expenditures. Employer contributions shall be made regardless of Net Profits if elected in Exhibit 1.

2.27    "Normal Retirement Age" means the age specified in Exhibit 5.

2.28 "Normal Retirement Date" means the first day of the calendar month coinciding with or next following a Participant's Normal Retirement Age, but not earlier than the effective date.

2.29 "One Hundred Percent Vested" or "100% Vested" means the Participant's Accrued Benefit is non-forfeitable.

2.30 "Owner-Employee" means a person who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profit interest of the partnership.

2.31 "Participant" means an Eligible Employee or former eligible employee who has met the eligibility requirements specified in Exhibit 2 and who may become eligible to receive or is receiving benefits under the Plan.

2.32 "Participating Employer" means the Employer and, if authorized by the Employer, any other employer which elects to participate in the Plan and executes the Adoption Agreement or executes a board resolution as such.

2.33 "Plan" means the Plan set forth in this document, the Adoption Agreement, and amendments thereto. The name of the Plan shall be as stated in the Adoption Agreement.

2.34    "Plan Administrator" means the person, persons, or entity specified in
Exhibit 6.

2.35 "Plan Anniversary" shall mean the effective date, and subsequently, the first day of the second and each succeeding Plan Year.

2.36    "Plan Year" means the period specified in Exhibit 1.

2.37 "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant, or if married on the Annuity Starting Date, an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is not less than 50% or more than 100% of the amount of the annuity payable during the joint lives of the Participant and Spouse. The percentage of survivor annuity shall be 50% unless the Participant elects a different percentage. This form of distribution shall be equal to the Participant's Accrued Benefit. Such an annuity shall equal the aggregate value of the Participant's vested Account (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life.

2.37A   "Qualified Non-Elective Contributions" shall mean a contribution made at the discretion of the Participating Employer, other than Salary Deferral, Matching, or Discretionary Contributions, which is 100% vested when made and allocated according to Exhibit 3. Employer Discretionary Contributions which are 100% vested when made may also be considered to be Qualified Non-Elective Contributions.

2.38 "Qualified Pre-Retirement Survivor Annuity" means an annuity for the life of the Surviving Spouse.

2.39 "Re-employment Date" means the date on which an Employee first perform an Hour Of Service following a Break In Service.

2.39A   "Required Beginning Date" means:

        (a) General Rule. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

        (b) Transitional Rules. The required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                (1) Non-5% Owners. The required beginning date of a Participant who is not a 5% owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                (2) 5% Owners. The required beginning date of a Participant who is a 5% owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                        (i) the calendar year in which the Participant attains age 70 1/2, or

                        (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% owner, or the calendar year in which the Participant retires.

        The required beginning date of a Participant who is not a 5% owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

        (c) 5% Owner. A Participant is treated as a 5% owner for purposes of this Section if such Participant is a 5% owner as defined in Section 416(1) of the Code (determined in accordance with Section 416 but without regard to whether the plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

        (d) Once distributions have begun to a 5% owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

2.40    "Rollover Contribution" means a rollover contribution defined in
Section 402(a)(5), 403(a)(4), or 408(d)(3) of the Code.

2.41 "S Corporation" means a corporation defined in Section 1361(a) of the Code.

2.42 "Salary Deferral Agreement" means a written agreement between an Eligible Employee and the Participating Employer in which the Eligible Employee agrees to accept a reduction in Compensation from the Participating Employer. Such agreement shall become effective within the time period specified by the Plan Administrator. Such Compensation shall not be currently available to the Eligible Employee as of the date of the election.

2.42A   "Salary Deferral Contributions" means contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism.

With respect to any taxable year, a Participant's Salary Deferral Contribution is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in

Section 402(h)(1)(B), any eligible deferred compensation plan under Section
457, any plan as described under Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement.

2.43 "Self-Employed Individual" means an individual who has Earned Income from the trade or business which established the Plan or who would have had Earned Income but for the fact that the trade or business did not have Net Profits.

2.44 "Shareholder Employee" means an employee or officer of a Participating Employer that is an S Corporation if he owns, or is considered as owning, on any day of the Participating Employer's taxable year that ends within the Plan Year, more than 5% of such Participating Employer's outstanding stock.

2.45 "Spouse" or "(Surviving Spouse)" means an individual who is married (or was married on the date of the Participant's death) to a Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a qualified Domestic Relations Order as described in
Section 414(p) of the Code.

2.45A "Thrift Contribution Agreement" means a written agreement between an Eligible Employee and the Participating Employer in which the Eligible Employee agrees that a portion of the Eligible Employee's after tax Compensation be contributed under the Plan.

2.46 "Trust" means the Trust set forth in this document, the Adoption Agreement, and amendments thereto. The Trust name shall be the Plan name, as stated in the Adoption Agreement, plus the word "Trust."

2.46A "Trustee(s)" means the individual(s) or entity executing the Adoption Agreement as such.

2.47  "Trust Fund" means all assets of the Trust.

2.48 "Valuation Date" means the last day of each Plan Year and such other dates as determined by the Plan Administrator. For the purpose of Article XI, the
last day of each Plan Year                         .

2.49 "Vesting Computation Period" means the period specified in Exhibit 5. If the Vesting Computation Period is changed, the two overlapping 12 month periods beginning with the first day of the last old period and ending with the last day of the first new period shall be considered a Vesting Computation Period for purposes of computing vesting under the Plan.

2.50 "Vesting Service" means the number of Vesting Computation Periods during which an Employee completes the number of Hours of Service specified in Exhibit 5, excluding any Vesting Service specified in Exhibit 5. One year of Vesting Service shall be credited for each such Vesting Computation Period.

Vesting Service shall include service with a Participating Employer, Affiliated Employer, and with a predecessor employer providing the Participating Employer maintains the plan of such predecessor.

A Participant who leaves the employ of a Participating Employer to enter the military service or who is on an approved leave of absence shall not be considered to have terminated employment and shall continue to accrue Vesting Service during such periods. If a Participant fails to return or to resume employment with the Participating Employer following completion of such periods, he shall be deemed to have terminated employment as of the date the absence commenced.

                          ARTICLE III - PARTICIPATION

3.1 ELIGIBILITY: Each Eligible Employee shall become a Participant on the Effective Date or, if later, on the Entry Date (as defined in Exhibit 2) in which he first meets the eligibility requirements specified in Exhibit 2.
Prior to the commencement of any Salary Deferral or Employee Contributions, a Salary Deferral Agreement or Thrift Contribution Agreement must be completed and received by the Plan Administrator. Following a termination of employment, a former participant, or an Eligible Employee who has fulfilled the Plan's eligibility requirements but is no longer employed by the Participating Employer on his Entry Date, shall be permitted to reenter the Plan on his Re-employment Date. Provided however, a nonvested former participant or an Eligible Employee described in the preceding sentence shall be treated as a new Employee for the purposes of determining eligibility to reenter the Plan where his successive number of one-year Breaks in Service equals or exceeds the greater of either
(a) five, or (b) the aggregate number of prebreak years of Eligibility Service.

In the event a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees specified in Exhibit 2, but has not incurred a one-year Break In Service, such Employee shall participate immediately upon his return to an eligible class of Employees. If such Employee incurs a one-year Break In Service, his eligibility to participate shall be determined pursuant to the break in service rules of the plan.

In the event an Employee who is not a member of an eligible class of Employees specified in Exhibit 2 becomes a member of an eligible class, such Employee shall become a Participant immediately if such Employee has satisfied the eligibility requirements specified in Exhibit 2.

3.2 WAIVER: For any Plan Year, any Participant who is governed by a Non-Standardized Adoption Agreement may, in writing, and prior to the date any contribution is made on his behalf, waive all or a portion of any Employer Discretionary Contribution, providing such Participant does not receive any amounts waived in cash.

An Employee who is governed by a Non-Standardized Adoption Agreement may make, in writing, an irrevocable election upon commencement of employment or upon the Employee's first becoming eligible to participate in the Plan to have a specified amount or percentage (including none) contributed by the Participating Employer to the Plan. Such an election shall not constitute a cash or deferred election for the purpose of Article XVI. To the extent provided in final regulation by the Secretary of the Treasury, this paragraph shall not apply to an arrangement that directly or indirectly permits individual partners to vary the amount of contributions made on their behalf.

3.3 BINDING FORCE: A Participant shall be conclusively deemed to have assented to the Plan, to any subsequent amendments, to the terms of the Annuity Contracts or Insurance Policies on his life, and shall be bound thereby with the same force and effect as if he had formally executed this Plan.

3.4 TRANSFER FROM AN AFFILIATED EMPLOYER: If an Eligible Employee is transferred from an Affiliated Employer to the Participating Employer, he shall participate immediately if he meets the eligibility requirements specified in
Exhibit 2.

3.5 TRANSFER TO AN AFFILIATED EMPLOYER: If a Participant transfers to an Affiliated Employer, he shall not be entitled to any distribution from this Plan pending his subsequent death or severance of employment.

                             ARTICLE IV - ACCOUNTS

4.1 PARTICIPANTS' ACCOUNTS: The Plan Administrator shall maintain an Account for each Participant showing the current dollar value of his interest in the Plan. Subaccounts to be known as Salary Deferral, Employee, 100% Vested, Rollover, and Non-100% Vested Employer Matching, Employer Discretionary, and Qualified Non-Elective shall be kept, showing (a) the contributions in each category (b) the earnings, losses and expenses, and (c) distributions from each subaccount. Other subaccounts may be established as determined by the Plan Administrator. If a Participant has 5 consecutive 1 year Breaks In Service, the Plan Administrator shall maintain pre-break and post-break subaccounts.

4.2 VALUATION OF ACCOUNTS: On each Valuation Date, the Plan Administrator shall determine the net increase or decrease in the fair market value of the Trust Fund, excluding Insurance Policies, individual Annuity Contracts, or allocated group Annuity Contracts, and shall equitably allocate the result thereof to each Participant's Account. Such determination shall include realized and unrealized gains and losses, investment income and losses, and applicable expenses. Subject to Sections 8.3 and 10.17, such realized and unrealized gains and losses shall be allocated on a fair and equitable basis under a method specified by the Plan Administrator. A Participant's interest in an individual annuity contract or allocated group annuity contract shall be determined at the annuity contract value and changes in such value shall be allocated to the Account of such Participant. Such determinations, other than on the first Valuation Date, shall not include contribution or forfeiture allocations.

                           ARTICLE V - CONTRIBUTIONS

5.1 SALARY DEFERRAL CONTRIBUTION: If the Employer so elects in Exhibit 3, each Eligible Employee may elect to make Salary Deferral Contributions by filing a Salary Deferral Agreement with the Plan Administrator within the time period specified by the Plan Administrator. Such election may not be made retroactively. The Salary Deferral Agreement shall include the amount or percentage to be contributed (unless a special election is made pursuant to Exhibit 3) which shall not be less than the minimum percentage of Compensation no more than the maximum percentage of Compensation designated in Exhibit 3. All such contributions shall be paid by the Participating Employer, from Net Profits, unless otherwise elected in Exhibit 1, to the Trustee.

A Participant may prospectively change, revoke, or reestablish his Salary Deferral Agreement at such times as are set forth in Exhibit 3. Any such change, revocation, or re-establishment shall be made on a form satisfactory to the Plan Administrator and shall be filed with the Plan Administrator within the time period specified by the Plan Administrator before it is effective.

All Salary Deferral Contributions shall be paid to the Plan no later than 12 months after the end of the Plan Year.

If the Participating Employer does not have sufficient Net Profits from which to make Salary Deferral Contributions, the Plan Administrator shall reduce the salary deferral percentages of all Participants as permitted by the Code or regulations thereunder.

5.2 EMPLOYER CONTRIBUTION: If the Employer so elects in Exhibit 3, each Participating Employer shall make Employer Matching, Qualified Non-Elective and Employer Discretionary Contributions to the Trust. All such contributions shall be made from Net Profits, unless otherwise elected in Exhibit 1.

A Participating Employer shall have no right, title, or interest in contributions made to the Plan and no part of such contributions or income derived therefrom shall revert to the Participating Employer except as provided in Section 5.3.

5.3 RETURN OF EMPLOYER CONTRIBUTIONS: Notwithstanding any other provision of this Plan, contributions made by a Participating Employer may be returned to such Participating Employer if the contribution was made by reason of a mistake of fact. Such contribution must be returned within one year of the contribution.

In the event that the Commissioner of Internal Revenue determines that this Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Participating Employer must be returned to the Participating Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Participating Employer's return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

The Participating Employer shall state by written request to the Trustee the amount of contribution to be returned and the reason for such return. The amount returned will not include any net earnings attributable to the contribution and will be reduced by any net losses and expenses attributable to the contribution. The Trustee will return the specified amount to the Participating Employer promptly upon receipt of the written request.

5.4 EMPLOYEE CONTRIBUTIONS: If the Employer so elects in Exhibit 3, each Participant may elect to make Employee Contributions during his period of employment with a Participating Employer. The Participating Employer shall collect such contributions and remit them to the Trustee.

The Participant may change his contribution percentage, subject to the limits hereinabove set forth, or revoke his election, under the same rules and conditions that apply to Salary Deferral Contributions.

Any election, change, or revocation shall be made on a form satisfactory to the Plan Administrator and shall be filed with the Plan Administrator within the time period specified by the Plan Administrator prior to the commencement of contributions.

5.5 ROLLOVER CONTRIBUTION: Subject to the approval of the Plan Administrator and upon completion of such forms as the Plan Administrator may require, a Participant may make a Rollover Contribution to this Plan.

All Rollover Contributions made pursuant to this Section may not be withdrawn except as otherwise provided by this Plan.

5.6  [Reserved]

5.7 TIME AND METHOD OF PAYMENT OF CONTRIBUTIONS: Salary Deferral Contributions and any Employee Contributions for any Plan Year shall be paid to the Trustee in one or more installments as of the earliest date on which such contributions can reasonably be segregated from the Participating Employer's general assets, not to exceed 90 days from the date on which such amounts are received by the Participating Employer (in the case of amounts that a Participant or beneficiary pays to an Employer) or the date on which such amounts would otherwise have been payable to the Participant.

in cash (in the case of amounts withheld by the Participant's wages), but in any event, not later than the end of the twelve-month period immediately following the Plan Year to which the contribution relates. Employer Matching Qualified Non-Elective, and Employer Discretionary Contributions for any Plan Year shall be paid to the Trustee in one or more installments not later than the time prescribed by law (plus extensions) for tax deduction purposes.

Any contribution which will be invested in an Insurance Policy, Annuity Contract, Mutual Fund Shares, may be paid by the Participating Employer directly to the company offering such investment. In this event, such contribution shall be deemed to be received by the Trustee(s) as of the date of receipt by such company.

5.8 DUTY OF TRUSTEE AND PLAN ADMINISTRATOR. The Trustee and the Plan Administrator shall neither be liable nor responsible for collecting any contribution or transfer and the Trustee shall have only the responsibility of investing amounts received in accordance with Article XIII.

5.9 ADDITIONAL REQUIREMENTS: All contributions, other than Employer discretionary contributions, made under this Plan shall be subject to Article
XVI. In addition, the Plan Administrator may specify additional requirements governing any contributions to the Trust Fund.

                             ARTICLE VI-ALLOCATIONS

6.1     ALLOCATION OF PARTICIPATING EMPLOYER CONTRIBUTIONS AND FORFEITURES:
The Plan Administrator shall allocate to the Employer Matching subaccount of each Participant eligible for an allocation his portion (as specified in Exhibit
3) of the Employer's Matching Contribution. Such allocation shall be made for the period specified by the Plan Administrator. Unless elected to reduce the next Participating Employer contribution, forfeitures arising from Employer Discretionary subaccounts shall be allocated to the remaining Participant's Employer Discretionary subaccount on the last day of the Plan Year, or more frequently if permitted by the Plan Administrator, according to the allocation formula specified in Exhibit 3. Employer Matching forfeitures shall be allocated to all Participants who have an Employer Matching subaccount on the last day of the Plan Year in which such amounts were forfeited and allocated to such Participant's subaccount based on the ratio the Participant's Compensation bears to the total compensation of all Participants. Qualified Non-Elective Contributions and Employer Discretionary Contributions shall be allocated as of the last day of the Plan Year (or more frequently if permitted by the Plan Administrator) in which attributable in accordance with Exhibit 3.

6.2 ELIGIBILITY FOR ALLOCATION: Each Participant who meets the requirements of Exhibit 3 shall share in any Qualified Non-Election Contribution, the Employer Discretionary Contribution, and any discretionary forfeiture allocation for such Plan Year. Unless otherwise stated in Exhibit 3 of the Adoption Agreement, a Participant who is governed by a Standardized Adoption Agreement must complete more than 500 hours of Service (1,000 Hours of Service prior to the first Plan Year beginning January 1, 1990, or thereafter) in any applicable Plan Year in order to share in an allocation for that year. Unless otherwise stated in Exhibit 3 of the Adoption Agreement, a Participant who is governed by a Nonstandardized Adoption Agreement must complete 1,000 Hours of Service in any applicable Plan Year in order to share in any allocation for that year.

6.3 ALLOCATION OF OTHER CONTRIBUTIONS: Employee Contributions and Rollover Contributions shall be allocated on the date received directly to the appropriate subaccount of the Participant on whose behalf such contribution was made. Salary Deferral Contributions are allocated for the period specified by the Plan Administrator.

                    ARTICLE VII - LIMITATIONS ON ALLOCATIONS

7.1 LIMITATIONS ON PARTICIPATING EMPLOYERS THAT DO NOT MAINTAIN ANY OTHER QUALIFIED PLAN:

     (a) If the Participant does not participate in, and has never participated in another qualified plan, a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account as defined in Section 415(1)(2) of the Code, maintained by the Employer which provides an Annual Addition as defined in Section 7.5, the amount of the Annual Addition which may be credited to the Participant's Account for any Limitation year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution and the Salary Deferral Contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. Provided, however, an Annual Addition to a welfare benefit fund will be deemed to have been allocated prior to any other allocation.

     (b) Prior to determining the Participant's actual Compensation and forfeitures for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation or forfeitures for the Limitation Year, uniformly determined for all Participants similarly situated.

     (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of actual forfeitures and the Participant's actual Compensation and forfeitures for the Limitation Year.

     (d) If there is an Excess Amount due to paragraph (b), the excess will be disposed of as follows:

          (1) Any Employee Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

          (2) If after the application of (1) above an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary:

          (3) If after the application of (2) above an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

     (e) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses.

7.2 LIMITATION ON EMPLOYERS THAT MAINTAIN MORE THAN ONE QUALIFIED PLAN ALL OF WHICH ARE QUALIFIED DEFINED CONTRIBUTION PLANS:

     (a) This Section applies if, in addition to this Plan, the Participant is covered under another qualified Master or Prototype defined contribution plan or a welfare fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in
     Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 7.5, during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a participant's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additional with respect to the Participant under other defined contribution plans maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

     (b) Prior the determining the Participant's actual Compensation and forfeitures for the Limitation Year, the Employer may determine the Maximum Permissible Amount of a Participant in the manner described in Section 7.1(b).

     (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation and forfeitures for the Limitation Year.

        (d) If, pursuant to Section 7.2(c), a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

        (e) If an Excess Amount was allocated to a Participant on the last day of the Plan Year of this Plan which coincides with the last day of the Plan Year of another plan, the Excess Amount attributed to this Plan will be the product of,

                (1)  the total Excess Amount allocated as of such date, times

                (2) the ratio of (a) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (b) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype defined contribution plans.

        (f) Any Excess Amounts attributed to this Plan shall be disposed in the manner described in Section 7.1(d).

7.3 LIMITATIONS ON PARTICIPATING EMPLOYERS THAT MAINTAIN QUALIFIED DEFINED CONTRIBUTION PLANS OTHER THAN A MASTER OR PROTOTYPE PLAN: If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan. Annual Additions which may be credited to the participant's Account under this Plan for any Limitation Year will be limited as specified in Exhibit 7 of the Adoption Agreement.

7.4 LIMITATIONS ON PARTICIPATING EMPLOYERS THAT MAINTAIN A QUALIFIED DEFINED BENEFIT PLAN: If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Exhibit 7 of the Adoption Agreement.

7.5     SPECIAL DEFINITIONS:

        (a) Annual Additions: The sum of the following amounts credited to a Participant's Account for the Limitation Year:

                (1) Salary Deferral Contributions including excess contributions as defined in Section 401(k)(8)(B) of the Code, excess aggregate contributions as defined in Section 401(m)(6)(B), and excess deferrals as described in Section 402(g), regardless of whether such amounts are distributed or forfeited;

                (2)  All other Employer contributions;

                (3)  forfeitures; and

                (4)  the lesser of (i) one-half of the Employee Contributions or
                (ii) the Employee Contributions in excess of 5% of the Participant's Compensation for the Limitation Year. Effective the first Plan Year beginning in 1987, all Employee Contributions shall be considered. However, the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

        Amounts allocated after March 31, 1984 to an individual medical account, as defined in Section 415(l)(1) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3), under a welfare benefit fund, as defined in Section 419(a), maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

        For this purpose, any Excess Amount applied under Section 7.1(d) or 7.2(f) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

        (b) Compensation: A Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to commissions, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                (1) Employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the employee).

        For purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such year.

        (c) Defined Benefit Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or 140% of the Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

        Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987 disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code
        Section 415 for all Limitation Years beginning before January 1, 1987.

        If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under
        Section 415(a)(1) of the Code does not exceed 1.0 for such Limitation Year.

        (d) Defined Contribution Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's non-deductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Addition attributable to all welfare benefit funds, as defined in
        Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The Maximum Aggregate Amount in any Limitation Year is the lesser of 125% of the dollar limitation in effect under Code Section 415(c)(1)(A) or 35% of the Participant's Compensation for such year.

        If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fraction over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

        The Annual Addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all Employee Contributions as Annual Additions.

        (e) Employer: For purposes of this Article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(o) of the Code as modified by Section 415(h), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

        (f) Excess Amount: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

        (g) Highest Average Compensation: The Average Compensation for the three consecutive years of service with the Participating Employer that produces the highest average. A year of service with the Participating Employer is the 12-consecutive month period defined in the Employer's defined benefit plan.

(h)     Limitation Year: A Limitation Year shall be the period selected in
Exhibit 1. If the Employer has more than one qualified plan, this Plan or the other plan shall be amended so that all qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

(i) Master or Prototype Plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

(j) Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

        (i)     the defined contribution dollar limitation, or
        (ii)    25% of the Participant's compensation for the Limitation Year.

The compensation limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(l)(1) or 419A(d)(2) of the Code. The defined contribution dollar limitation is the lesser of $30,000 (or if greater, one-fourth of the limitation in Section 415(b)(1) of the Code). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve-consecutive-month period, the Maximum Permissible Amount will not exceed the amount specified in Code Section 415(c)(1) multiplied by the following fraction:

                 number of months in the short Limitation Year
                 ---------------------------------------------
                                       12

(k) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

        (1) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

        (2) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                           ARTICLE VIII - INVESTMENTS


8.1 INVESTMENT AUTHORITY: The Plan Administrator or Trustee shall select suitable investments in which Participant Accounts may be invested. Unless Nationwide permits in writing to the contrary, some or all of the assets of the Employer's Trust are required to be invested in Contracts, Mutual Funds or other investment products of Nationwide Insurance Company, its affiliates, or subsidiaries. All Plan assets not subject to investment direction by the Employer, Participant, or Investment Manager shall be invested by the Trustee in accordance with Article XIII.

8.2 EMPLOYER DIRECTED INVESTMENTS: If the Employer so elects in Exhibit 4, it shall direct the Trustee in all investments of the Trust. In this event, the Trustee shall not be liable for the directions or emissions of the Employer nor shall the Trustee be under an obligation to invest or otherwise manage any Plan assets that are subject to the direction of the Employer. Nothing in this Section shall relieve the Trustee of any liability under the Trust for any act or omission of the Trustee.

8.3 PARTICIPANT DIRECTED INVESTMENTS: If the Employer so elects in Exhibit 4, each Participant shall direct, in writing, the investment of his Account, or the portion of his Account specified in Exhibit 4. However, a Participant shall not be permitted to direct his Account if the Participant has received the entire vested portion of his Account. The Plan Administrator may elect, on a nondiscriminatory basis and for all Participants in the Plan, to prohibit the Participant from directing his Account upon termination of employment or retirement. The frequency with which a Participant may change his investment selection shall be specified in Exhibit 4.

If Participant directed investments are permitted, the valuation procedures specified in Section 4.2 shall not apply. The Plan Administrator shall identify those assets being held in each Participant's Account and shall value them at their market value in determining the value of the Account, except that investments in Annuity Contracts shall be valued at the annuity contract value.

A Participant is not permitted to direct that his Accrued Benefit, or any portion thereof, be invested in collectibles unless permitted by Code Section 408(m).

The Employer, Plan Administrator, and Trustee shall be under no duty to question any investment direction of a Participant, or to review any directed investments, or to make suggestions to the Participant, nor shall they be held responsible in any manner for investment loss or depreciation in asset value of any directed investment.

8.4     INVESTMENT MANAGER:  The Employer may appoint an Investment Manager in
Exhibit 4 to assume certain powers and responsibilities in the investment and management of Plan assets. The Investment Manager shall assume full liability for all duties and powers assigned to him and shall be subject to the fiduciary responsibilities of the Plan. The Trustees shall not be liable for the acts or omissions of the Investment Manager nor shall the Trustee be under an obligation to invest or otherwise manage any assets of the Plan that are subject to the management of an Investment Manager. Nothing in this Section shall relieve the Trustee of any liability under the Trust for any act or omission of the Trustee.

"Investment Manager" means any fiduciary (other than a Trustee or named fiduciary):

        (a) who has the power to manage, acquire, or dispose of any assets of a plan;

        (b) who is (i) registered as an investment adviser under the Investment Advisers Act of 1940; (ii) a bank, as defined in that Act; or (iii) an insurer qualified to perform services described in paragraph (a) under the laws of more than one state; and

        (c) who has acknowledged in writing that he is a fiduciary with respect to the Plan.

                        ARTICLE IX - INSURANCE POLICIES


9.1 PURCHASE OF INSURANCE POLICIES: With the approval of the Plan Administrator, a Participant may direct the Trustee to apply a portion of each contribution to the purchase of an Insurance Policy. The fact that any Insurance Policy is issued on the life of a Participant shall not vest any right, title, or interest in such Policy in the Participant except at the time and on the terms and conditions set forth in the Plan. All Insurance Policies shall be issued and all premiums shall be payable as of the Common Due Date.

The Plan Administrator may direct the Trustee to invest a portion of the Trust Fund in an Insurance Policy on the life of any Employee of a Participating Employer, in which case, the investment shall be deemed to be for the benefit of the Trust Fund as a whole.

Each Insurance Policy shall be issued by an Insurer selected by the Plan Administrator. The Trustee shall be the applicant, owner, and beneficiary of each Insurance Policy. As applicant, the Trustee shall execute any and all applications and other documents required by the Insurer in connection with the issuance of any Insurance Policy. The Participating Employer, Plan Administrator, and the Trustee shall not be liable for any loss suffered by a Participant or a Beneficiary due to the Participant's failure to supply any information or perform any other act required by the Insurer in connection with issuance or maintenance of an Insurance Policy.

However, the Trustee shall be required to pay over all proceeds of any Insurance Policies to the Participant's designated beneficiary in accordance with the distribution provisions of this Plan. A Participant's Spouse will be the designated beneficiary of the proceeds in all circumstances unless a waiver has been made in accordance with Section 10.13. Under no circumstances shall the Trust retain any part of the proceeds.

Insurance Policies may be held in the possession of the Trustee, Insurer, or Participating Employer.

9.2 LIMITATIONS ON INSURANCE POLICIES: All Insurance Policy premiums shall be payable from Salary Deferral Contributions or Participating Employer contributions, except as provided below.

If ordinary life insurance is purchased, aggregate premium must be less than 50% of the aggregate Salary Deferral Contributions, Participating Employer contributions, and forfeitures allocated to the Participant. If term or universal life insurance is purchased, aggregate premium may not exceed 25% of aggregate Salary Deferral Contributions, Participating Employer contributions, and forfeitures allocated to the Participant. If both ordinary and term or universal life insurance are purchased, aggregate premiums for the term insurance plus one-half the aggregate premiums for the ordinary insurance may not exceed 25% of the aggregate Salary Deferral Contributions, Participating Employer contributions, and forfeitures allocated to the Participant. If retirement income or endowment policies are purchased on behalf of a Participant, the death benefit under the policy shall not be greater than 100 times the anticipated monthly annuity provided under the policy. Ordinary life insurance is a policy that provides both non-decreasing death benefits and non-increasing premiums.

If the premium payable is more than the amount of Salary Deferral or Participating Employer contribution available for payment, the Trustee shall, unless the Participant elects otherwise, convert other assets held on the Participant's behalf into cash in the amount of the insufficiency, to the extent that the limitations of this section are not exceeded, and pay such amount to the Insurer.

If payment of the premium due would cause the limitations of this section to be exceeded, the Trustee shall, unless the Participant elects otherwise, convert other assets held on the Participant's behalf for two or more years into cash in the amount of the excess and pay such amount to the Insurer.

Insurance Policy dividends and credits will be allocated to the Participant for whose benefit the Policy is held.

9.3 DISPOSITION OF INSURANCE POLICIES: Upon the retirement, disability or other termination of employment of a Participant, the Participant shall instruct the Trustee as to the disposition of the Insurance Policies on his life, including the surrender, conversion, or transfer of ownership of such policies to the Participant, or placing them on a paid-up basis. If an Insurance Policy is distributed to the Participant, such a policy shall be subject to the provisions of Section 10.13. The Trustee shall dispose of the policies in accordance with these instructions and shall, in any event, prior to commencement of benefits under the Plan, convert Insurance Policies to cash or an annuity contract or distribute them to the Participant.

9.4 MINIMUM PURCHASE: If the amount available for the purchase of an Insurance Policy is insufficient to provide the minimum purchase amount as specified by the Insurer, no Insurance Policy shall be purchased until the Common Due Date on which the amount available is sufficient.

9.5 VALIDITY OF INSURANCE POLICY: Neither the Employer, the Plan Administrator, nor the Trustee shall be responsible for the validity of any Insurance Policy, nor the failure on the part of the Insurer to make payments provided by such Policies, nor for the action of any person which may render an Insurance Policy null or void or unenforceable in whole or in part.

9.6 SUBORDINATION OF INSURANCE POLICY OR ANNUITY CONTRACT: In the event of any conflict between the terms of the Plan and the provisions of any Insurance Policy or Annuity Contract, the terms of the Plan will control.

                     ARTICLE X - BENEFITS AND DISTRIBUTIONS

10.1 VESTING: Each Participant shall at all times be 100% vested in amounts attributed to Salary Deferral, Qualified Non-Elective, Employee, and Rollover contributions and earnings thereunder.

Each Participant who is employed by a Participating Employer shall be 100% vested in his Employer Matching and Employer Discretionary subaccounts at his Normal Retirement Age, and in the event of his Disability or death. The Participant's vested interest in such subaccounts at any other time shall be determined by the Vesting Schedule elected in Exhibit 5. Provided, however, that if the Plan is top-heavy, for the top-heavy Plan Year and for all subsequent years (regardless of whether the Plan is top-heavy for any subsequent year) the vesting schedule in Exhibit 5, if different, shall be used.

Each Participant shall be 100% vested in his Insurance Policy if (1) his premiums originated from Salary Deferral Contributions, (2) such Participant was previously 100% Vested in such policy prior to contributions to the Plan, or (3) such policy was 100% Vested prior to adoption of this Prototype Plan. Otherwise, the Participant's vested interest in his Insurance Policy shall be determined according to the preceding paragraph.

If a Participant terminates employment and is re-employed by a Participating
Employer:

        (a) years of Vesting Service credited after five or more consecutive one-year Breaks In Service shall be disregarded in determining the Participant's vested interest in the pre-break portion of the Participant's Accrued Benefit: and

        (b) such Participant's pre-break Vesting Service will be disregarded in determining the vested interest in any post-break portion of the Participant's Accrued Benefit if (1) the Participant was not vested in his Employer Matching subaccount or Employer Discretionary subaccount at the time of his termination of employment, and (2) his successive number of one-year Breaks In Service exceeds the greater of either (1) five; or
        (2) the aggregate number of pre-break years of Vesting Service.

10.2 FORFEITURES: The Employer shall elect in Exhibit 3 when to forfeit the nonvested portion of a terminated Participant's Accrued Benefit. If the Participant's nonvested interest, pursuant to this Plan, is forfeited immediately, and the Participant elects to have distributed less than the entire vested portion of the Account derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived
Account. No forfeiture shall occur solely as a result of a Participant's withdrawal of his Salary Deferral or Employee Contributions. If a Participant terminates employment without a vested interest in his Accrued Benefit, the Participant shall be deemed to have received his interest in his Accrued
Benefit upon separation of service, and a forfeiture of the Participant's Account shall occur at the time specified in Exhibit 3.

Employer Discretionary and matching forfeitures may be allocated to Participants' Accounts or applied to reduce the next Participating Employer contribution, as specified by Exhibit 3. Forfeitures of Excess Aggregate Contributions (as defined in Article XVI) shall be distributed as specified in
Article XVI.

If, at termination of Plan, forfeitures remain unallocated or unapplied, such forfeitures shall be allocated to the Employer Matching subaccount or Employer Discretionary subaccount, whichever is applicable, of each Participant in accordance with the allocation formula in Exhibit 3.

10.3A REPAYMENT AFTER IMMEDIATE FORFEITURE: If the Plan Administrator elects in Exhibit 3 to forfeit all or a portion of the nonvested portion of a Participant's Accrued Benefit according to Exhibit 3, Section 6(a), a former Participant who has resumed employment with the Participating Employer may repay to the Plan the full amount of a vested benefit distributed to him, under provision of Article X, provided that such Participant:

        (a) had received a distribution of the present value of his non-forfeitable benefit attributable to such service which he elected to receive;

        (b) was not fully vested in the value of his Accrued Benefit at the time of the distribution;

        (c) either elected to receive the distribution, or was required to receive a distribution whose value attributable to his entire non-forfeitable benefit did not exceed $3,500; and

        (d) resumed employment and repaid the full amount of the distribution, in the case of a distribution on account of a Participant who separated from service before the earlier of (1) five years after the first date on which the Participant is subsequently re-employed by the Participating Employer; or (2) the close of the first period of five consecutive one year Breaks In Service commencing after the distribution. However, in the case of any other distribution, repayment must be made within five years after the date of distribution.

In the event of such repayment, the Participant's forfeited Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefit) as of the most recent Valuation Date prior to the date of termination shall be restored. Such restoration shall first come from any forfeitures allocated during the Plan Year, then from any Employer contributions.

A nonvested former participant who, pursuant to Section 10.2, shall have been deemed to forfeit his nonvested interest in his Account upon termination of employment shall, upon rehire, be considered to have repaid his nonvested interest in accordance with this Section.

10.3B   REHIRE PRIOR TO FORFEITURE:  If the Plan Administrator elects in
Exhibit 3 to forfeit the Participant's Accrued Benefit according to Exhibit 3,
Section 6(b), a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of the Accrued Benefit derived from Employer contributions, and the Participant may increase his nonforfeitable percentage, then:

        (a) A separate subaccount will be established for the Participant's interest in the Plan as of the time of the distribution, and

        (b) At any relevant time the Participant's nonforfeitable portion of the separate subaccount will be equal to an amount ("X") determined by the formula:

                               X = P(AB + D) - D

For purposes of applying the formula, P is the nonforfeitable percentage at the relevant time, AB is the Accrued Benefit at the relevant time, and D is the amount of the distribution.

10.4 NORMAL RETIREMENT BENEFIT: Each Participant who retires on or after his Normal Retirement Date shall be entitled to his Accrued Benefit. The form of such distribution shall be subject to Section 10.13.

10.5 EARLY RETIREMENT BENEFIT: If the Employer has elected in Exhibit 5 to permit early retirement, a Participant who terminates employment after meeting the early retirement requirements specified in Exhibit 5 shall be entitled to his vested Accrued Benefit on his Early Retirement Date. A Participant who terminates employment after fulfilling all of the requirements except the minimum age requirement, may elect early retirement at any time after attaining such minimum age. The form of such distribution shall be subject to
Section 10.13.

10.6 DEFERRED RETIREMENT BENEFIT: If a Participant shall continue in active employment following his Normal Retirement Date, payment of his benefits, subject to Section 10.12, shall be postponed until his actual retirement. The form of such distribution shall be subject to Section 10.13.

10.7 DISABILITY BENEFIT: A Participant whose employment is terminated prior to his Normal Retirement Age as a result of Disability shall be immediately entitled to his Accrued Benefit. The form of such distribution shall be subject to Section 10.13.

10.8 DEATH BENEFIT: If a Participant dies before his Annuity Starting Date, the Participant's Beneficiary shall be entitled to a death benefit equal to the Participant's Accrued Benefit. Such Accrued Benefit shall not include the value of any security interest in the Participant's Account held by the Plan by reason of any loan under Section 10.17. If married on the date of the Participant's death, the Surviving Spouse shall be the Beneficiary and shall be entitled to a Qualified Pre-Retirement Survivor Annuity unless a valid waiver (as described in Section 10.13) was executed. However, after the death of the Participant, the Beneficiary may elect any other form of benefit offered under the Plan. The Participant's entire interest under this Section may be distributed as soon as administratively practical, but in any event, no later than the December 31 of the calendar year in which the fifth anniversary of the Participant's death occurs unless the Designated Beneficiary or Spouse elects one of the following forms of distributions:

        (a) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made in substantially equal installments over the life or Life Expectancy of the Designated Beneficiary commencing no later than the December 31 of the calendar year after the Participant's death; or

        (b) If the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin shall not be earlier than the later of the December 31 of the calendar year in which the Participant would have attained age 70 1/2, or the December 31 of the calendar year immediately following the calendar year in which the Participant died. If the Spouse dies before payments begin, such Spouse shall be treated as the Participant for the purpose of calculating future required distributions.

If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) above.

If the Participant has not made an election by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (a) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

For purposes of this Section, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of this Section, with the exception of paragraph (b) above, shall be applied as if the Surviving Spouse were the Participant.

For purposes of this Section, any amount paid to a child of the Participant will be treated as if it has been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

For purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or the date distribution is required to begin to the Surviving Spouse pursuant to paragraph
(b) above). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date the distribution is considered to begin is the date distribution actually commences.

For purposes of this Section, payments will be calculated by use of the return multiples specified in Tables V and VI, of Section 1.72-9 of the regulations under the Code as of the date the distribution commences. Life Expectancy of a Surviving Spouse may, at the Spouse's election, be recalculated annually. In the absence of an election, life expectancy of a Surviving Spouse may not be recalculated. In the case of any other Designated Beneficiary, Life Expectancy will not be recalculated.

"Life Expectancy" and "Designated Beneficiary" shall have the meaning as defined in Section 10.22.

10.9 OTHER TERMINATION OF EMPLOYMENT BENEFIT: Subject to Section 10.13, each Participant whose service with the Participating Employer is terminated shall, if provided by Exhibit 5, be entitled to his vested Accrued Benefit.

10.9A   OTHER DISTRIBUTIONS: An affected Participant's Accrued Benefit may also be distributed in a lump sum (1) if the Plan is terminated and a defined contribution plan is not established within a reasonable period of time after termination. Established within a reasonable time period after termination means the existence of the time this Plan terminated or within the period ending within 12 months after distribution of all assets from this Plan of any other defined contribution plan (other than an ESOP); or (2) upon the disposition to an unrelated corporation of substantially all the assets (within the remaining of Section 409(d)(2) of the Code) of a corporation which are used in the trade or business in which the Participant is employed, but only with respect to employees who continue employment with the corporation acquiring such assets, and the corporation continues to maintain the Plan after disposition; or (3) after disposition to an unrelated entity of a corporation's interest in a subsidiary providing such corporation continues to maintain this Plan, and the Participant continues in employment with the subsidiary. In (2) and (3) above, the disposing corporation must continue to maintain the Plan.

The form of such distributions are subject to Section 10.13.

10.10 AGE 59-1/2: If the Employer has elected in Exhibit 5 to permit age 59-1/2 benefit distributions, a Participant may elect payment of his vested Accrued Benefit, or any portion thereof, at any time after attaining age 59-1/2. The form of such distribution shall be subject to Section 10.13.

10.11 HARDSHIP: If the Employer has elected in Exhibit 5 to permit hardship distributions, such distributions to a Participant shall be made if the distribution is necessary in light of Immediate and Heavy Financial Needs of the Participant and where such Participant lacks other available resources. A distribution based upon financial hardship cannot exceed the amount required to meet the immediate financial need created by the hardship (or the Participant's vested Accrued Benefit, if less) and not reasonably available from other resources of the Participant. The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Plan Administrator in accordance with the standards set forth below. Such distribution must comply with Section 10.18. Hardship distributions may only be made from the Participant's Salary Deferral, Employee Contribution, Non-100% Vested Matching. 100% Vested Matching (not used under Section 16.3) and Employer Discretionary Subaccounts. Effective for the first Plan Year beginning on or after January 1, 1989, a hardship distribution from the Participant's Salary Deferral Subaccount shall not exceed the sum of the Participant's subaccount as of December 31, 1988, and the Participant's Salary Deferral Contributions made during Plan Years after December 31, 1988.

For the purpose of this Section, Immediate and Heavy Financial Need means: (1) medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's Spouse, or dependents of the Participant (as defined in Code
Section 152); (2) the purchase (excluding mortgage payments) of a principal residence of the Participant; (3) payment of tuition for the next semester or quarter of post secondary education for the Participant, his spouse, children, or dependents; (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or (5) any other event which the Commissioner of the Internal Revenue Service has deemed to be an Immediate and Heavy Need. A Participant making an application under this Section shall have the burden of presenting evidence of such need.

A distribution will be considered as necessary to satisfy an immediate and heavy financial need providing: (1) the Participant withdraws and borrows (on a nontaxable basis) all amounts available to the Participant under this plan and all plans of the Employer (other than the mandatory employee portion of a defined benefit plan); (2) all Plans maintained by the Employer suspend for a period of 12 months from the date of such distribution, the Participant's ability to make Salary Deferral Contributions or Employee Contributions; and
(3) all Plans maintained by the Employer limit such Participant's ability to make Salary Deferral Contributions for the Participant's taxable year immediately following the taxable year of the hardship in excess of the limit specified in Code Section 402(g) for such taxable year less the amount of such Participant's Salary Deferral Contributions for the taxable year of the hardship distribution.

Each request for a hardship distribution shall be made by written application on a form acceptable to the Plan Administrator. The form of such distribution shall be subject to Section 10.13.

10.12 COMMENCEMENT OF BENEFITS: A Participant may elect to commence distribution of his benefit at any time on or after he meets the requirements for a distribution set forth in this Article. However, subject to the succeeding sentence, the Plan Administrator may elect to defer payment to a Participant until all contributions and allocations have been made on behalf of any Participant. Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the close of the Plan Year in which the Participant attains Normal Retirement Age or the Participant terminates service with the Participating Employer, whichever is later. Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 10.18, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

Notwithstanding the other requirements of this Article and subject to the requirements of Section 10.13, distribution on behalf of any Employee, including a 5% owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

        (a) The distribution by the trust is one which would not have disqualified such trust under Section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984;

        (b) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a beneficiary of such Employee;

        (c) Such designation was in writing, was signed by the Employee or the beneficiary, and was made before January 1, 1983;

        (d) The Employee had accrued a benefit under the Plan as of December 31, 1983;

        (e) The method of distribution designated by the Employee or the beneficiary specifies the time at which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements of this Section.

If a designation is revoked any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy
Section 401(a)(9) of the Code and the regulations thereunder, but for the
Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the rare substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&J J-2 and Q&A J-3 of such regulations shall apply.

10.13   FORM OF DISTRIBUTION:

        (a) Any Participant who is credited with at least one Hour Of Service with the Employer after August 23, 1984 shall receive a benefit at retirement in the form of a Qualified Joint and Survivor Annuity. A Participant may select a benefit other than a Qualified Joint and Survivor Annuity benefit during the 90 day period preceding the Annuity Starting Date provided that an appropriate waiver, as described in subsection (c) of this Section, is executed. The Participant may elect to have such annuity distributed upon attainment of his Early Retirement Age.

(b) The Spouse of any Participant who dies prior to his Annuity Staring Date will receive a benefit in the form of a Qualified Pre-Retirement Survivor Annuity. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. A Participant may select a benefit other than a Qualified Pre-Retirement Survivor Annuity or a beneficiary other than the Participant's Spouse if the Participant is unmarried or if the Participant, during a period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the earlier of the date of the Participant's death or his

     Annuity Starting Date executes an appropriate waiver as described in subsection (c) hereof. If a Participant terminates employment prior to the first day of the Plan Year in which the Participant attains age 35, with respect to the Participant's Account as of the date of termination, the selection period shall begin upon termination of employment.

     Notwithstanding the above paragraph, a Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph (d) below. Qualified Pre-Retirement Survivor Annuity coverage will be automatically reinstated as of the fist day of the Plan Year in which the Participant attains age
     35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

     (c) A married Participant who selects a benefit other than a Qualified Joint and Survivor Annuity, a Qualified Pre-Retirement Survivor Annuity, or designates a beneficiary other than his Spouse, must execute a written waiver and must obtain the consent of his Spouse, if any, pursuant to the terms of Section 10.18 hereof. A Participant may revoke any waiver during the periods described without the consent of his Spouse. There is no limit on the number of revocations or waivers that may be made under this Article. However, after the death of the Participant, the Participant's Surviving Spouse, unless an Annuity Contract is purchased or the Spouse has executed a written waiver pursuant to Section 10.18, may elect any other form of benefit offered under the Plan.

     (d) The Plan Administrator shall provide each Participant with an explanation of the Qualified Joint and Survivor Annuity and the Qualified Pre-Retirement Survivor Annuity which meets the requirements of the Internal Revenue Code. With respect to the Qualified Joint and Survivor Annuity, such explanation shall be provided no less than 30 days and no more than 90 days prior to his Annuity Start Date. Such written explanation shall include: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;
     (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

     With respect to the Qualified Pre-Retirement Survivor Annuity, such explanation shall be provided within the later of (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period after the individual become a Participant; (3) a reasonable period ending after Code
     Section 401(a)(ii) applies to the Participant; (4) a reasonable period after Section 10.20 ceases to apply to the Participant; (5) a reasonable period after separation from service in case of a Participant who separates before attaining age 35. Such written explanation of the Qualified Pre-Retirement Survivor Annuity shall be provided in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements applicable to a Qualified Joint and Survivor Annuity.

     For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described above is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

     Notwithstanding the other requirements of this subsection (d), the respective notices prescribed in this subsection need not be given to a Participant if (1) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, and (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity and does not allow a married Participant to designate a non-spouse beneficiary. For purposes of this subsection, a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

10.13A  DISTRIBUTION REQUIREMENTS

(a) Except as otherwise provided in Section 10.13, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section apply to calendar years beginning after December 31, 1984.

(b) All distributions required under this Section shall be determined and made in accordance with the Income Tax Regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of
     Section 1.401(a)(9)-2 of the regulations.

(c) The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

        (d) Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

                (1)     the life of the Participant.

                (2)     the life of the Participant and a Designated
                Beneficiary.

                (3) a period certain not extending beyond the Life Expectancy of the Participant, or

                (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

        (e) If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

                (1)     Individual Account.
                        ------------------

                        (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year must at least equal the quotient obtained by dividing the Participant's benefit by the Applicable Life Expectancy.

                        (ii) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

                        (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable Life Expectancy or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in (i) above as the relevant divisor without regard to regulations Section 1.401(a)(9)-2.

                        (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                (2)     Other Forms.
                        ------------

                        (i) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the regulations thereunder.

        (f) Life Expectancy, Designated Beneficiary, Distribution Calendar Year, and Applicable Life Expectancy shall have the meanings as defined in Section 10.22.

10.14 METHOD OF DISTRIBUTION: For any distribution under this Article, the Participant or Beneficiary may, providing such methods of distribution are offered under the Plan, elect payment in (a) cash, (b) Mutual Fund Shares, (c) Annuity Contracts, (d) an annuity under a group annuity contract, or (e) Insurance Policies. Annuity Contracts used to fund a Participant's benefit must meet the requirements of Code Sections: 411(a)(11) and 417.

10.15 CASH-OUT DISTRIBUTION: If the value of the Participant's vested Accrued Benefit on the date he terminates service does not exceed $3,500, the Plan Administrator shall, as elected in Exhibit 5, either: (1) immediately distribute to such Participant his Account in the form of a lump sum; or (2) permit the Participant to elect to receive a distribution subject to the provisions of this Article. The above sentence shall also apply to the value of a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity which does not exceed $3,500. However, no distribution (regardless of amount) shall be made pursuant to the preceding sentence after the Annuity Starting Date unless the Participant and his Spouse (or the Participant's Surviving Spouse) consents, pursuant to Section 10.18.

10.16 WITHDRAWALS OF EMPLOYEE CONTRIBUTIONS: Subject to the consent provisions of Section 10.18, and disregarding any other provisions limiting withdrawals from this Plan, a Participant may, upon written notice to the Plan Administrator, withdraw from the Plan, in cash, all or a portion of the value of his Employee Contribution subaccount.

If Employee Contributions are made pursuant to a Thrift Contribution Agreement, then this Section shall be inoperative and withdrawals of a Participant's Employee Contribution subaccount shall only be permitted as otherwise permitted by this Article.

10.17 LOANS TO PARTICIPANTS: If the Employer so elects in Exhibit 5, and the consent of the Participant's Spouse is obtained pursuant to Section 10.18, the Trustee may make a loan to any Participant (except a Shareholder Employee or Owner-Employee) or Beneficiary. Each loan shall be made upon the written application of the Participant on a form acceptable to the Plan Administrator and shall be subject to the approval of the Plan Administrator. Loans shall:

        (a) be made available to Participants and Beneficiaries on a reasonably equivalent basis;

        (b) not be available to highly compensated employees (within the meaning of 414(q)) in an amount greater than the amount available to other employees;

        (c) be secured by the Participant's vested Accrued Benefit and bear a reasonable rate of interest;

        (d) by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless the loan is for the sole purpose of buying the principal residence of the Participant; and

        (e) not exceed $50,000 (reduced by the excess, if any, of the highest outstanding balance of loans made during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made) or 50% of the Participant's vested Accrued Benefit (without regard to a Participant's Keogh transfer subaccount), whichever is less. For these purposes, all loans from all plans of the Participating Employer and other members of a group of employees described in Code Sections 414(b), 414(c), and 414(m) are aggregated. Provided however, if the Participant's or Beneficiary's vested Accrued Benefit is less than $10,000, a loan of up to the Participant's vested Accrued Benefit may be made. An assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge, or assignment with respect to any Annuity Contract purchased under this Plan will be treated as a loan under this subsection.

All such loans shall be considered either a general investment of the Trust Fund or an asset of the Participant's Account, as elected in Exhibit 5.

A Participant shall not have more than one loan in effect at any time. The Plan Administrator, in a non-discriminatory manner, may create other rules and regulations governing loans. Effective for any loan granted or renewed on or after January 1, 1990, such rules and regulations must (if required by regulations issued by the Department of Labor) include a written document which is to be made part of this Plan which, at a minimum, specifies:

        (a) The identity of the person or positions authorized to administer the participant loan program;

        (b)     A procedure for applying for loans;

        (c)     The basis on which loans will be approved or denied;

        (d)     Limitations (if any) on the types and amounts of loans offered;

        (e) The procedure under the program for determining a reasonable rate of interest;

        (f)     The types of collateral which may secure a participant loan; and

        (g) The events constituting default and the steps that will be taken to preserve plan assets in the event of such default.

If loans are permitted in Exhibit 5, effective for any loan granted or renewed on or after the first Plan Year beginning in 1989, the Trustee is specifically authorized to establish and the Plan Administrator is authorized to maintain and administer a Participant loan program.

An assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge, or assignment with respect to any Annuity Contract purchased under this Plan will be treated as a loan under this Section.

If a Participant shall default on any loan, the Plan Administrator shall deduct the unpaid principal and any unpaid interest from the Participant's Account at the time when the Participant's Account becomes distributable.

10.18 CONSENT: If the value of a Participant's vested Accrued Benefit derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and his Accrued Benefit is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while his Accrued Benefit is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 10.20 of the Plan, only the Participant need consent to the distribution of his Accrued Benefit that is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Account may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(a)(7) of the Code) within the same controlled group.

An Accrued Benefit is immediately distributable if any part of the Account could be distributed to the Participant (or Surviving Spouse) before the Participant attains or would have attained if not deceased) the later of Normal Retirement Age or age 62.

A waiver of a Qualified Pre-Retirement Survivor Annuity or Qualified Joint and Survivor Annuity must include the consent of the Spouse of the Participant. Such consent must be in writing and must be witnessed by either a plan representative or notary public. The Spouse's waiver must be limited to a designation of a specific alternate beneficiary including any class of beneficiaries or any contingent beneficiaries. Such alternate beneficiary must not be changed without the Spouse's consent (unless the consent of the Spouse expressly permits designations by the Participant without any requirement of further consent by the spouse). In addition, the Spouse's consent must acknowledge the effect of the election. Notwithstanding the foregoing, if it is established to the satisfaction of the plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, no such consent will be required.

Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 10.13 above.

A Participant must obtain the consent of his Spouse, if any, the use of his Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account is used for renegotiation, extension, renewal, or other revision of the loan.

If a valid spousal consent has been obtained in accordance with the above paragraph, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Account shall be adjusted by first reducing the vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

10.19 OTHER PROVISIONS: The Plan Administrator, on a non-discriminatory basis, may promulgate other rules and regulations governing distributions from the Plan including, if not prohibited by Section 14.1, limiting the forms of benefits offered under this Plan.

10.20 QUALIFIED SPECIAL RULE FOR PROFIT SHARING PLANS: The above Qualified Joint and Survivor and Qualified Pre-Retirement Survivor Annuity notice, waiver, and consent provisions (including, without limitation, spousal loan and beneficiary consent requirements specified in Sections 10.17 and 1.6 respectively) shall not be applicable to this Plan if the Plan Administrator administers a profit sharing plan according to the following limitations:

        (a) the Participant does not or cannot elect payments in the form of a life annuity; and

        (b) on the death of the Participant, the Participant's vested Account will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a qualified election, then to the Participant's designated beneficiary. The Surviving Spouse may elect to have distribution of the vested Account commence within the 90-day period following the date of the Participant's death. The Account shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account for other types of distributions. This Section shall not be operative with respect to a Participant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and
        Section 417 of the Code.

        The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions of this Article (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Pre-Retirement Survivor Annuity.

In addition, this Section shall not apply unless the Participant's Spouse is the designated beneficiary of any insurance on the Participant's life purchased by Employer contributions or forfeitures allocated to the Participant's Account.

10.21   SPECIAL RULE:  [Reserved]

10.22 DEFINITIONS: For the purpose of Sections 10.8 and 10.13A, the following definitions shall apply:

        (a) Applicable Life Expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

        (b) Designated Beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) and the regulations thereunder.

        (c) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to
        Section 10.18 above.

        (d) Life Expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

        (e)     Participant's Benefit.

                (1) The Participant's Account as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                (2) Except for second distribution calendar year. For purposes of paragraph (1) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the Required Beginning Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it has been made in the immediately preceding distribution calendar year.

10.23 FORMS OF BENEFITS: The normal form of benefit under this Plan shall be a lump sum. The optional forms of benefits provided in this Plan shall be stated in Exhibit 5. However, if this Plan is an amendment and restatement of a prior plan, all optional forms of benefits provided in the prior plan, to the extent accrued, shall be provided in this Plan.

                       ARTICLE XI - TOP-HEAVY PROVISIONS

11.1 DETERMINATION OF TOP-HEAVY STATUS: If this Plan is or becomes top-heavy in any Plan Year beginning after December 31, 1983, the provisions of Article XI will supersede any conflicting provisions in the Plan or Adoption Agreement. For any Plan Year beginning after December 31, 1983, this Plan is top-heavy if any of the following conditions exist:

        (a) If the Top-heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

        (b) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-heavy Ratio for the group of plans exceeds 60%.

        (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group Exceeds 60%.

11.2 MINIMUM ALLOCATION FOR THIS PLAN: Notwithstanding any allocation formula in Exhibit 3, if this Plan provides for Employer Discretionary Contributions and this Plan is top-heavy (as determined by Section 11.1), the Participating Employer discretionary contributions and discretionary forfeitures (if any) shall be allocated to the Employer discretionary subaccount of all participants eligible for an allocation in the proportion that the Participant's Compensation bears to the total Compensation of all Participants. The maximum allocation to any Participant under this paragraph shall not exceed 3% of the Participant's Compensation. The remaining allocation shall be made according to the formula provided in the adoption agreement.

11.3 MINIMUM REQUIRED ALLOCATION: Except as provided in Section 11.4 below, if this Plan is top-heavy as determined in Section 11.1, each Non-Key Employee who is a Participant shall receive minimum allocation of three percent (3%) of his Compensation. However, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, if the highest allocation provided a Key Employee (including any Salary Deferral Contribution) is less than three percent (3%) of the Key Employee's Compensation not exceeding $200,000 (or any increased amount, as permitted by the Secretary of the Treasury), each Non-Key Employee shall receive such lesser allocation.

Such minimum allocation may be satisfied from any Participating Employer contribution and forfeiture (including, prior to the first Plan Year beginning on January 1, 1989, any Salary Deferral Contribution) made for the benefit of any Non-Key Employee. To the extent that such minimum allocation is satisfied by such contribution and forfeiture, or in the case of two or more defined contribution plans which are part of a Required Aggregation Group, by aggregating contributions for both plans, or if the Non-Key Employee is covered by another plan of the Employer and the Employer has provided in Exhibit 8 that such plan will provide the minimum required allocation or benefit, no additional allocation or benefit shall be provided under this Section.

The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though under other plan provisions the Non-Key Employee who is a Participant would not otherwise by entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Non-Key Employee's failure to complete 1,000 Hours Of Service (or any equivalent provided in the Plan), or
(ii) the Non-Key Employee's failure to make mandatory employee contributions to the Plan, or (iii) compensation less than a stated amount. No minimum allocation shall be made for any Non-Key Employee who has separated from service prior to the last day of the Plan Year.

The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b)), may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D).

11.4 PARTICIPATING EMPLOYER MAINTAINS ONE OR MORE DEFINED BENEFIT PLAN-MINIMUM ALLOCATION OR BENEFIT: If an Employer maintains a defined benefit plan in addition to this Plan, and the plans are top-heavy as determined by Section 11.1, the Employer shall elect in Exhibit 8 as to whether the minimum allocation or benefit shall be satisfied in this Plan or the defined benefit plan.

If this Plan is selected to provide the minimum top-heavy benefit, each Non-Key Employee who is a Participant in both plans shall receive the allocation stated in Exhibit 8. The minimum allocation must be provided to all Non-Key Employees who are required to receive an allocation under Section 11.3.

If the Employer selects in Exhibit 8 for the defined benefit plan to provide the minimum top-heavy benefit, the defined benefit plan shall provide for a Non-Key Employee who is a participant in both plans shall receive the product of (i) an employee's average annual compensation for the period of consecutive years (not exceeding five) when the Employee had the highest aggregate compensation from the employer, and (ii) the lesser of 2% per year of service with the employer or 20%. 3 and 30% shall be substituted in the preceding sentence for 2 and 20% respectively, if designated in Exhibit 8.

If a Non-Key Employee of this Plan is not a participant in the defined benefit plan, the Non-Key Employee shall receive the allocation provided in Section 11.3.

11.5 MINIMUM VESTING REQUIREMENTS: If the Plan is or becomes top-heavy, each Participant's vested percentage in his Employer Matching subaccount, Employer Discretionary subaccount, and Insurance Policies will be determined by the schedule specified in Exhibit 8. Provided, however, that such percentage is not less than that which would otherwise apply under any other provisions of this Plan. Such vesting schedule shall not apply for all subsequent years, regardless of whether this Plan is top-heavy. Vesting Service shall be measured as provided by Section 2.50.

11.6 LIMITATION OF ALLOCATIONS: If, during any Limitation Year, the Participant is a Participant in both this Plan and a defined benefit plan which are part of a top-heavy group, "100%" shall be substituted for "125%" each place it appears in Section 7.5 unless otherwise provided in Exhibit 8, except that, such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes applicable.

This Section shall not apply if the Plan provides for the additional contribution or benefit required in Exhibit 8.

11.6A   COMPENSATION LIMITATION:  For any Plan Year in which this Plan is top-heavy, a Participant's Compensation shall be his Top-Heavy Compensation.

11.7    SPECIAL DEFINITIONS:  For the purposes of applying the provisions of
Article XI:

        (a) "Top-Heavy Compensation" shall mean the first $200,000 (or, beginning January 1, 1986, such larger amount as the Commissioner of Internal Revenue may prescribe) of compensation as defined (without any exclusions specified in Exhibit 1) in Exhibit 1. This Section shall not restrict a Participant's deduction under Code Section 404, or the amount of contribution or benefit accrued under Code Section 415.

        (b) "Determination Date" for any Plan Year is the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of that Plan Year.

        (c) "Key Employee" shall mean, as of any Determination Date, any Employee or former Employee (and the beneficiaries thereof) who, at any time during the Plan Year (which includes the Determination Date) or during the preceding four Plan Years, is an officer of the Employer whose compensation is more than 50% of the dollar limitation under
        Section 415(b)(1)(A), one of the Participants owning the ten largest interests in the Employer if such Participant's Compensation exceeds the dollar limitation under Code Section 415(c)(1)(A), a 5% owner of the Employer, or a 1% owner of the Employer who has annual Compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer. Determination of which Employees are Key Employees will be made in accordance with Code Section 416(i)(1) and the regulations thereunder. Key-Employee shall not include any officer or employee of a governmental employer. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four preceding Plan Years.

        (d) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

        (e) "Present Value" means the amount determined solely on the basis of the interest rate and mortality table set forth in Exhibit 8.

        (f) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code
        Section 401(a)(4) and Code Section 410.

        (g)     "Required Aggregation Group" means:

                (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at the time during the determination period (regardless of whether the Plan has terminated); and

                (2) Any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Code Section 401(a)(4) or Code Section 410.

        (h)     "Top-heavy Ratio" means:

                (1) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension
                Plan) and the Employer has not maintained any defined benefit plan which during the five year period ending on the determination dates has or has had accrued benefits, the Top-heavy Ratio for this plan alone or for the required or permissive aggregation group as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)) both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

        (2) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five year period ending on the determination date(s) has or has had any accrued benefits, the Top-heavy Ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees determined in accordance with (1) above and the Present Value of accrued benefits under the defined benefit plans for all Key Employees as of any determination date(s), and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants determined in accordance with (1) above and the present value of accrued benefits under the defined benefit plans for all Participants as of the determination date(s), all determined in accordance with Code Section 416 and the regulations. Both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an account balance of an accrued benefit made in the 5-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

        (3) For purposes of (1) and (2) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 415 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an individual who is not a Key Employee but who was a Key Employee in a prior year, or who has not performed services with any employer maintaining the Plan at any time during the 5-year period ending on the Determination Date shall not be taken into account. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

11.8 KEY EMPLOYEE DETERMINATION: Solely for the purpose of determining if the Plan or any other plan included in a Required Aggregation Group of which this Plan is a part, is top-heavy (within the meaning of Section 11.1) the accrued benefit in a defined benefit plan of an employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

11.9 PARTICIPATING EMPLOYER: To the extent not required to be aggregated by other provisions of this Article, a Participating Employer shall be considered separately for the purpose of this Article.

                       ARTICLE XII - PLAN ADMINISTRATION

12.1    PLAN ADMINISTRATOR: The Employer shall appoint a Plan Administrator in
Exhibit 6. The Plan Administrator shall serve as the named fiduciary of the Plan. If, at any time, there is no appointed Plan Administrator, the Employer shall be the Plan Administrator.

12.2 DUTIES: The Plan Administrator shall have the general responsibility for the administration of the Plan and carrying out its provisions, including, but not by way of limitation, the power to interpret and construe the Plan, and to determine the validity of any claim for benefits under the Plan, and may establish rules for the administration of the Plan and the transaction of its business. Determinations on all questions arising out of or in conjunction with the provisions of the Plan, not herein required to be determined by another party, shall be made by the Plan Administrator, and any such determination shall be conclusive and binding upon all persons having an interest in or under this Plan.

The Plan Administrator shall maintain accounts reflecting the fiscal transactions of the Plan. The Plan Administrator shall prepare annually a report showing in reasonable detail the assets and liabilities of the Plan and setting forth a brief account of the operation of the Plan for the preceding year.

The Plan Administrator shall exercise its discretion in such a way as to avoid discrimination in favor of officers, shareholder, or highly compensated Employees.

The Plan Administrator may employ counsel and agents and such clerical, accounting and actuarial services as it may require in carrying out the provisions of the Plan.

The Plan Administrator shall have the power to delegate specific fiduciary responsibilities to Employees of the Employer, or to other individuals, all of whom shall serve at the pleasure of the Plan Administrator, and, if full time Employees of the Employer, without compensation. Any such person may resign by delivering written notice of such resignation to the Plan Administrator. Vacancies created by resignation, death, or other cause may be filled by the Plan Administrator or the delegated responsibilities may be reabsorbed or redelegated by the Plan Administrator.

12.3 CLAIMS PROCEDURE: Any person who believes that he is entitled to a benefit under the Plan shall have the right to file with the Plan Administrator a written notice of claim for such benefit.

Within 60 days after its receipt of such written notice of claim, the Plan Administrator shall either grant or deny such claim provided, however that any delay on the part of the Plan Administrator in arriving at a decision shall not adversely affect benefits payable under a granted claim. the Plan Administrator shall provide to each claimant whose claim for benefits is denied a written notice setting forth in a manner calculated to be understood by the claimant; the specific reasons for such denial; specific reference to the pertinent Plan provisions on which the denial is based; a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and an explanation of the Plan's claim review procedure.

Each claimant shall have the right to appeal the denial of his claim to the Plan Administrator for a full and fair review at any time within 75 days after the claimant received written notice of such denial. The Plan Administrator shall thereby afford the claimant or his duly authorized representative the opportunity (i) to review documents pertinent to the claim, (ii) to submit issues and comments in writing, and (iii) to discuss such documents and issues with the Plan Administrator.

The final decision of the Plan Administrator shall be made promptly, and not later than 60 days after its receipt from the claimant of a request for review unless circumstances beyond the control of the Plan Administrator require an extension of time for processing, in which case a decision shall be made as soon as possible but not later than 120 days after receipt of a request for review. Such decision shall be made in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to pertinent Plan provisions on which the decision is based.

12.4 ADMINISTRATION EXPENSES: All expenses incurred in establishing and maintaining the Plan shall be paid from the Trust Fund, unless the Employer or Participating Employer, in its discretion, elects to pay all or part of such expenses.

                             ARTICLE XIII - TRUSTEE

13.1 ESTABLISHMENT AND ACCEPTANCE OF TRUST: By executing the Adoption Agreement, the Trustee accepts appointment as Trustee hereunder. The Trustee agrees to hold in trust, manage and administer contributions to the Trust, and the income or gain or loss therefrom, for the purposes herein set forth.

The Trust is established for the exclusive benefit of Participants and their Beneficiaries, and no part of the Trust Fund, except such part as may be needed for expenses and taxes, shall be used for, or diverted to, any other purpose prior to the satisfaction of all liabilities under the Plan with respect to such person, except as provided in Section 5.3. The trust year of the Trust Fund is the Plan Year.

13.2 CONTRIBUTIONS TO THE TRUST FUND: The Trustee shall accept such contributions by and on behalf of Participants as it may receive from time to time from the Participating Employer. All such contributions shall be in cash, except as otherwise approved by the Trustee, the Trustee shall have no duty to collect any contribution or other sum from the Participating Employer, Plan Administrator, Participants, or any other person.

13.3 CONTRIBUTION OF EXISTING QUALIFIED PLAN: If at the time the Employer adopts the Plan, it specifies in the Adoption Agreement that the Plan is to be substituted for an existing plan that is qualified under Code Section 401(a) the Trustee shall accept the assets of such plan from the trustee, custodian or insurer thereof, in the form of cash, Mutual Funds Shares, Annuity Contracts, Policies, or any other asset satisfactory to the Trustee.

13.4 POWERS AND DUTIES: The Trustee shall have all powers necessary for the performance of its duties, including the power to execute such instruments as may be deemed necessary or proper and including the following powers, all of which may be exercised without order of or report to any court:

        (a) to invest in Annuity Contracts, Mutual fund Shares, Insurance Policies, stocks, bonds, securities, investment company or trust shares, mortgages, notes, accounts, deposits, or other investments offered by a bank, choses in action, real estate, improvements thereon, and other property, including any such property of the Employer;

        (b) to sell, exchange, or otherwise dispose of any property at any time held or acquired under this Trust, at public or private sale, for cash or on terms, without advertisement, including the right to lease for any term notwithstanding the period of this Trust;

        (c) to transfer, at any time and from time to time, such part or all of the Trust Fund as it shall deem advisable to any other trust which is qualified and exempt under Code Section 401(a) and is maintained as a medium for the collective investment of funds of pension, profit-sharing or other employee or self-employed benefit trusts, and the Trustee may, thereafter, withdraw any part or all of the Trust Fund so transferred to such other trust. the provisions of any such trust shall be deemed to be a part of this Trust;

        (d) to hold cash in such amounts as may be in its opinion reasonable for the proper operation of this Trust, and to deposit any portion of the Trust Funds in certificates of deposit, or in a bank account or accounts selected by the Trustee, including these of the Trustee, or a bank or similar financial institution related to the Trustee. Any such account deposit shall bear a reasonable rate of interest;

        (e) to make such investments as the Trustee in its discretion shall deem best without regard to any law now or hereafter in force limiting the investments for trustees or other fiduciaries;

        (f) to pay premiums, interest, or other charges due and payable to acquire or maintain any Annuity Contract or Insurance Policy held under the Trust, provided funds for such payments are then available in the Trust; and to exercise all ownership rights under such Annuity Contracts or Insurance Policies in accordance with the terms of the Plan;

        (g) to vote in person or by proxy any corporate stock or other security and to agree to take any other action in regard to any reorganization, merger, consolidation, liquidation, bankruptcy or other procedure or proceeding affecting any stock, bond, note or other property;

        (h) to compromise, settle and/or adjust any claim or demand by or against the Trust and to agree to any rescission or modification of any contract or agreement affecting such Trust;

        (i) to the extent such activity doesn't violate ERISA, to borrow money, and to secure the same by mortgaging, pledging and/or conveying any property of the Trust;

        (j) to register any stock, bond or other security in the name of a nominee, without the addition of words indicating that such security is held in a fiduciary capacity; but accurate records shall be maintained showing that such security is a Trust Asset and the Trustee shall be responsible for the acts of such nominee;

        (k) to write covered call options on securities held in the Trust Fund, and to engage in other transactions directly related to such covered call options outstanding in the Trust Fund; and

      (1) to delegate any administrative duties assigned to it under the Trust, with the consent of the Plan Administrator, to any third party which shall act as the agent of the Trustee.

13.5 LIMITED TRUSTEE RESPONSIBILITIES: The Employer may appoint an Investment Manager or itself to assume certain powers or responsibilities in the investment and management of the Trust Fund. The investment manager or Employer shall assume full liability for all duties and powers assigned to it and shall be subject to the fiduciary responsibilities of this Plan. The Trustee shall not be liable for the acts or omission of the Investment Manager or Employer nor shall the Trustee be under an obligation to manage any assets of the Plan that are subject to the management of an Investment Manager or the Employer.

13.6 AUTHORIZED PERSONS: The Employer shall certify in writing to the Trustee the names and signatures of the persons who are or shall act for the Plan Administrator, Investment Manager, or Employer and the Trustee shall assume that such persons continue to hold office until a new certificate is received from the Employer.

13.7 TAXES AND FEES: The Trustee shall charge the Trust Fund for any taxes paid by it which may be imposed upon the Trust.

The annual service fees (if any) of the Trustee shall be fixed in advance by agreement with the Employer, but such agreement may be changed prospectively from time to time during the year. However, no Trustee who receives full-time pay from the Employer shall be compensated for his services as a Trustee except for reimbursement of expenses properly and actually incurred. The Employer shall pay the Trustee its fees and expenses. If not so paid, the Trustee shall withdraw its fees and expenses from the Trust Fund.

13.8 DISTRIBUTIONS: The Trustee shall make distributions from the Trust Fund in accordance with written directions from the Plan Administrator. The Trustee may make any payments or distributions required to be made by it hereunder by first class mail in a sealed envelope addressed to the person to whom such payment or distribution is to be made, according to the certification of the Plan Administrator. The Trustee shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits and shall be entitled to withhold making payments or giving directions to the Insurer with respect to the payment of benefits until the identity and mailing addresses of persons entitled to benefits are properly certified to it including the certification as to amount, payee, and other terms of payments. The Trustee or the Plan Administrator may direct the Insurer to make distributions directly from Plan assets held the Insurer.

13.9 TRUSTEE REPORTS: Within sixty (60) days following the close of the Plan Year or at such other time or times as may be agreed upon, the Trustee will furnish the Plan Administrator a written statement and report setting forth all investments, all receipts and disbursements and all other financial transactions affecting the Trust Fund since the date of the last such report. Upon expiration of sixty (60) days from the date of mailing the written statement and report, the Trustee shall be forever released and discharged from any liability or accountability to anyone as respects its transactions, except with respect to any transaction as to which the Plan Administrator shall, within the sixty (60) day period, file its written disapproval, and neither the Plan Administrator nor any other person shall have the right to demand or be entitled to any further or different accounting by the Trustee.

13.10 DEALING WITH THE INSURER. The Trustee is hereby authorized to execute all necessary applications, receipts, and releases to the Insurer. The Insurer shall be fully discharged from any and all liability for any action taken by it upon the written direction of any one Trustee. The Trustee shall have no responsibility for the form, genuineness, validity, sufficiency or effect of any Insurance Policy or Annuity Contract at any time included in the Trust, or for any action of the Participating Employer, Plan Administrator, Employee, or other person which may render such Policy or Contract void, or for the failure of any Insurer to pay the proceeds of any such policy or contract as and when the same shall become payable, or for any delay occasioned by reason of any provisions contained in any such Policy or Contract, or for the refusal of the Insurer to take any action requested by the Trustee, or if for any reason whatsoever (save for the misconduct or neglect of an employee of the Trustee) any policy or contract shall lapse or otherwise become uncollectible.

13.11 LIMITATION OF LIABILITY. The Trustee shall use the care, skill, prudence and diligence in the exercise of its powers and the performance of its duties hereunder that a prudent person, who is familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims under the prevailing circumstances. The Trustee may at any time request instruction of the Employer, the Plan Administrator, Participant or the investment manager, if any, as to any action relating to the Trust. The Trustee shall not be liable for any action taken or omitted on the instruction of the Employer, Participant, the Plan Administrator, or the investment manager or in the absence of such instructions, for the omission of any actions to which the Employer, Participant, the Plan Administrator, or the Investment Manager, are required or authorized to instruct it; or for any failure of contributions to meet pension or other liabilities under this Plan and Trust. The Trustee shall be protected in acting upon any notice, resolution, order, certificate, opinion, telegram, or letter or other document believed by the Trustee to be genuine and to have been signed by the proper party or parties.

13.12 CO-TRUSTEES: Any one of the Trustees may sign any application, report, check, other instrument, or paper on behalf of all Trustees. If one or more Trustees die or resign, the remaining Trustee or Trustees shall continue to administer the Trust until such time as the Employer appoints an appropriate successor or successors; and the Plan Administrator shall resolve any differences that may exist among an even number of Trustees in the interim and its decision shall be binding on the Trustees.

13.13 TRUSTEE REMOVAL OR RESIGNATION. The Trustee may resign at any time upon delivering to the Employer a written notice of its intention to resign. Such resignation shall be effective not less than 30 days after the delivery thereof, unless such notice is waived by the Employer.

Any trustee appointed hereunder may be removed by the Employer. Such removal shall be effective at a date specified in the written notice to the Trustee, which shall not be less than 30 days after the delivery of such notice, unless such notice is waived by the Trustee.

In case of the resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its accounts, which may be made at its option either: (1) by argument of settlement between the Trustee, the Employer and the Plan Administrator, or (2) by judicial settlement in an action instituted by it in a court of competent jurisdiction.

Upon such settlement, the Trustee shall transfer to the successor trustee or to an insurer the Trust Fund as it may then be constituted and true copies of such of its records as relate to the Trust; and shall execute all documents necessary for transferring the assets of the Trust; and the Trustee shall thereupon be discharged from further accountability for all matters embraced in its settlement.

The Employer agrees that it will, upon its receipt or giving of notice of the resignation or removal of a Trustee, forthwith appoint a successor Trustee. Any successor Trustee so appointed may qualify as such by executing, acknowledging, and delivering to the Employer and to the resigning or removed Trustee any instrument accepting such appointment; and upon delivery of the Trust assets, such successor, without further act, shall become vested with all the estate, right powers, discretion and duties of its predecessor Trustee with like effect as it originally named as Trustee herein. If no Trustee is appointed, the individual signing the most recent Adoption Agreement on behalf of the Employer shall be the Trustee.

                ARTICLE XIV - AMENDMENT, MERGER, AND TERMINATION

14.1 AMENDMENT: The Employer may amend the Adoption Agreement to change the choice of any option in the Adoption Agreement, and overriding language in the Adoption Agreement, when such language is necessary to satisfy Section 415 or
Section 416 of the Code because of the required aggregation of multiple plans, and add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. The Employer shall promptly submit copies of the amendment to the Trustee, Plan Administrator, and Insurer. The Trustee, Plan Administrator or Insurer shall not be on notice of the contents thereof until a copy is actually received. If the Employer amends this Plan for any other reason (including a waiver of the minimum funding requirement under Section 412(d) of the Code, or the Employer's Plan does not attain or retain qualification, or the Employer chooses to discontinue participation in this Plan and does not substitute an approved Master or Prototype Plan, the Employer's Plan shall cease to be a prototype plan and shall thereafter be considered to be an individually designed plan.

Nationwide may amend any part of the Plan and Trust without prior notice to the Employer or any person having an interest in the Plan.

No amendment shall (a) increase the duties or liabilities of the Trustee or Plan Administrator without their written consent; (b) deprive any Participant or Beneficiary of any Accrued Benefit or eliminate an optional form of benefit; (c) provide that Trust assets be used for purposes other than for the exclusive benefit of Participants and their Beneficiaries, or that Trust assets ever revert to or be used or enjoyed by any Participating Employer; (d) retroactively deprive a Participant or a Beneficiary of any Accrued Benefit; provided, however, that any amendment may be made retroactive which is necessary to qualify this Plan and Trust as a tax-exempt retirement plan. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Code Section 412(c)(8). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.

If the Plan's Vesting Schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's vested interest in his Accrued Benefit, each Participant with at least 5 (3, beginning on the first Plan Year on or after January 1, 1989) years of service (as computed under Code Regulation 1.411(a)-8(b)(3)) may elect, within a period after the adoption of the amendment, to have his vested interest computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end 60 days after the amendment is effective, is adopted, or the Participant is issued written notice of the amendment, whichever is latest.

If the adoption of this Plan constitutes an amendment and restatement of the Plan of the Employer, such amendment and restatement shall not eliminate, to the extent accrued, an optional form of benefit previously provided under the prior plan.

14.2 MERGER: No merger or consolidation of this Plan with, or transfer of its assets or liabilities to, any other plan, shall be effected unless each Participant would receive a benefit immediately after the merger, consolidation, or transfer, if the Plan was then terminated, which is at least equal to the benefit he would have been entitled to receive had the Plan terminated immediately before such merger, consolidation or transfer.

14.3 TERMINATION: The Employer expects to continue the Plan indefinitely but reserves the right to terminate or partially terminate the Plan at any time. In the event of termination, partial termination, or the complete discontinuance of contributions (in the case of a Plan in which Code Section 412 does not apply), each Participant affected thereby shall automatically be 100% Vested in his Accrued Benefit. The Plan Administrator will direct the Trustee(s) to distribute all assets to Participant upon termination of the Plan.

                     ARTICLE XV - DOMESTIC RELATIONS ORDER

15.1 DEFINITIONS: "Domestic Relations Order" or "DRO" means any judgment, decree, or order (including approval of a property settlement agreement), issued by a state court pursuant to a state domestic relations law, which provides for child support, alimony, or marital property rights to an Alternate Payee.

"Alternate Payee" means a Spouse, former Spouse, child or other dependent of a Participant who is recognized by a DRO as having a right to receive a benefit under the Plan.

15.2 PROCEDURES: The Plan Administrator shall provide written notice to the Participant concerned and any Alternate Payee named that the DRO was served on the Plan. Such notices shall be sent by mail, postage prepaid, to the addresses of the Participant and Alternate Payee specified in the DRO (or the last known address of either if the DRO does not include an address). A copy of this Procedure shall be included with the notice, and any Alternate Payee shall be permitted to designate a representative to receive copies of any additional notices to be provided with respect to the DRO.

The Plan Administrator will establish a separate interest bearing account in the Plan in which to segregate all amounts which would be payable to the Alternate Payee pursuant to the DRO during the period between the receipt of such order and a determination that such order constitutes a Qualified Domestic Relations Order ("QDRO"). If it is determined within 18 months that the DRO (including any modifications thereof) is a QDRO, all sums held in the account shall be distributed to the Alternate Payee according to the terms of the QDRO. If the DRO (including any modification thereof) is determined not to be a QDRO, or no determination is made within 18 months from the date of receipt of such DRO, the balance in the account shall be distributed pursuant to the terms of the Plan or credited to the account of the Participant.

The Plan Administrator shall determine whether the DRO constitutes a QDRO. Only an order which meets the following criteria shall constitute a QDRO:

        (a) It specifies the name and last known mailing address (if any) of the affected Participant and the name and mailing address of each Alternate Payee;

        (b) It states the amount or percentage of the Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined;

        (c) It states the period for which it is to apply (or the number of payments);

        (d)     It specifies the Plan or Plans to which it applies;

        (e) It does not provide a form of benefit or options which are unavailable under the Plan, provided, however, that it may require payments to an Alternate Payee prior to the Participant's separation from the service if;

                (1) the payment specified does not exceed that to which the Participant would have been entitled had he retired on that date taking into account only the present value of his Accrued Benefit (and not considering any early retirement subsidy provided by the Plan); and

                (2) the payment form is a benefit option available to the Participant under the Plan (other than a joint and survivor annuity for the Alternate Payee and his or her subsequent spouse).

        (f)     It does not require the Plan to provide an increased benefit;
        and

        (g) It does not provide for payment of benefits to an Alternate Payee which are required, pursuant to a prior QDRO, to be paid to another Alternate Payee.

Once the Plan Administrator has made a determination pursuant to this procedure, notice shall be provided to the Participant and Alternate Payee, or designated representative, in the manner specified herein. If the DRO is determined to be a QDRO, the Plan Administrator shall comply with its terms in making future distributions from the Plan.

             ARTICLE XVI - DISCRIMINATION TESTING AND OTHER ISSUES

16.1 MAXIMUM AMOUNT OF SALARY DEFERRALS: A Participant's Salary Deferral Contributions during any taxable year shall not exceed the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

16.2 DISTRIBUTION OF EXCESS SALARY DEFERRALS: If an excess Salary Deferral Contribution was made for any taxable year, such contribution will be distributed no later than the April 15th after the taxable year in which allocated. Prior to such distribution, the Participant must make a claim in writing for such contribution by March 30th of the year after allocation. Such claim must state that if such amounts are not distributed, such amounts when added to amounts deferred under other plans described in 401(k), 408(k) or 403(b) of the Code will exceed the limit set forth in 402(g) of the Code. Such amounts described in Section 16.1 or this Section shall be referred to as an excess Salary Deferral Contribution. The amount of any distribution under this Section or Section 16.1 shall be adjusted by the income or loss attributed to such excess Salary Deferral Contribution. The income or loss allocable to excess Salary Deferral Contributions for a taxable year is determined by multiplying the income or loss for the taxable year allocable to Salary Deferral Contributions by a fraction. The numerator of the fraction is the Participant's excess Salary Deferral Contributions for the prior taxable year. The denominator is the portion of the Participant's Account attributable to Salary Deferral Contributions as of the end of the prior taxable year (without regard to any income or loss occurring during such taxable year). Such amount shall be determined by multiplying 10% of the income or loss determined above by the calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of the month.

15.3 DISCRIMINATION TESTING FOR SALARY DEFERRAL CONTRIBUTIONS AND AMOUNTS TREATED AS SALARY DEFERRAL CONTRIBUTIONS: The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

        (a) The Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

        (b) The Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2.0, provided that the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for participants who are Non-Highly Compensated Employees by more than two percentage points.

16.4 SPECIAL RULES: The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions (and amounts treated as Salary Deferral Contributions), allocated to his subaccounts under two or more arrangements described in Section 401(k) of the Code that are maintained by the Employer (other than Plans not required to be aggregated under regulation 1.401(k)-1(b)(5)(11)) shall be determined as if such contributions were made under a single arrangement. If elected in Exhibit 3, to the extent that Qualified Non-Elective and 100% Vested Matching Contributions are treated under this Section as Salary Deferral Contributions, all such contributions made during the Plan Year shall be treated as Salary Deferral Contributions. If such arrangements have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

For purposes of determining the Actual Deferral Percentage of a Participant who is a 5% owner or one of the ten most highly paid Highly Compensated Employees, Salary Deferral Contributions, amounts treated as Salary Deferral Contributions, and Compensation of such Participant shall include the Salary Deferral Contributions, amounts treated as Salary Deferral Contributions, and Compensation for the Plan Year of Family members (regardless of whether such Family Members are Highly Compensated Employees). For Plan Years beginning on or after January 1, 1987, the Actual Deferral Percentage of such Participant shall be the greater of the Actual Deferral Percentage as calculated under the previous sentence or the Actual Deferral Percentage calculated as combining the above amounts only for Highly Compensated Employees who are Family members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

For purposes of this Section, all Salary Deferral Contributions (and amounts treated as Salary Deferral Contributions) must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

The Employer shall maintain records sufficient to demonstrate satisfaction of the test described in this Section and the amount and source of contributions used in the test.


The determination and treatment of contributions made above shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

16.5 DISTRIBUTION OF EXCESS CONTRIBUTIONS: Notwithstanding any other provision of the Plan, Excess Contributions plus any income and minus any loss allocable thereto, shall be distributed to the Participating Employer on or before the 15th day of the third month following the end of each Plan Year to which such contributions relate (without being subject to Section 16.11), but in no event later than the last day of the Plan Year subsequent to the Plan Year to which such excess relates. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(g)(6) of the Code in the number prescribed by the regulations. The income or loss allocable to Excess Contributions for a Plan Year is determined by multiplying the income or loss for the Plan Year which is allocable to the portion of the Participant's Account attributable to Salary Deferral Contributions (and amounts treated as Salary Deferral Contributions) by a fraction. The numerator of the fraction is the Participant's excess Salary Deferral Contributions (and amounts treated as Salary Deferral Contributions) for the prior Plan Year. The denominator is the portion of the Participant's Account attributable to Salary Deferral Contributions (and amounts treated as Salary Deferral Contributions) as of the end of the prior Plan Year (determined without regard to any income or loss occurring during such Plan Year). Income or loss from the end of the Plan Year to the date of distribution shall also be distributed. Such amount shall be determined by multiplying 10% of the income or loss determined above by the number of whole calendar months between the end of the Plan Year to the date of distribution shall also be distributed. Such amount shall be determined by multiplying 10% of the income or loss determined above by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Such Excess Contributions shall also be treated as Annual Additions under the Plan. Such distributions are neither subject to any tax on early withdrawals nor any spousal consent requirements set forth in this Plan.

Amounts distributed under this Section shall be made from the Participant's Salary Deferral and 100% Vested Matching subaccounts (to the extent such contributions were treated under Section 16.3 for such Plan Year as Salary Deferral Contributions) in proportion to the Participant's Elective Deferrals and 100% Vested Matching Contributions made for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution subaccount only to the extent that such Excess Contributions exceed the balance in the Participant's Salary Deferral and 100% Vested Matching subaccounts.

For the purpose Section 16.3, 16.4, 16.5, and 16.9 the following definitions apply:

        (a) "Actual Deferral Percentage" or "ADP" shall mean the ratio (expressed as a percentage, calculated separately, and effective the first Plan Year beginning in 1989, to the nearest 1/100 of 1%) of Salary Deferral Contributions and amounts treated as Salary Deferral Contributions on behalf of a Participant (whether or not the Participant was employed for the entire Plan Year) for the Plan Year (including amounts returned to Highly Compensated Employees pursuant to Section 16.2) to the Participant's Compensation for the Plan Year. The Actual Deferral Percentage of an Employee who is eligible to, but does not make a Salary Deferral Contribution, and who does not receive an allocation of a Salary Deferral Contribution, is zero.

        (b) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage and, effective the first Plan Year beginning in 1989, to the nearest 1/100 of 1%) of the Actual Deferral Percentages of the Participants in a group.

        (c) "Excess Contribution" shall mean, with respect to any Plan Year for each Highly Compensated Employee, the excess of:

            (1) The amount of Salary Deferral Contributions and amounts treated as Salary Deferral Contributions actually taken into account with respect to a Highly Compensated Employee for such Plan Year in computing the Average Actual Deferral Percentage, over;

            (2) The maximum amount of such contributions permitted in computing the Average Actual Deferral Percentage for such Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages until the Average Actual Deferral Percentage test set forth in Section 16.3 is satisfied.

For the purpose of Sections 16.3, 16.4, and 16.5, 100% Vested Matching Contributions and Qualified Non-Elective Contributions, if elected in Exhibit 3 of the Adoption Agreement, will be treated as Salary Deferral Contributions. If elected, all such contributions made during the Plan Year shall be treated as Salary Deferral Contributions. If elected, all such contributions made during the Plan Year shall be treated as Salary Deferral Contributions. However, any contributions not considered under Section 16.3 must be considered under
Section 16.6. Salary Deferral Contributions may be excluded under this Section and shall be applied in Section 16.6 providing the test set forth in Section
16.3 is satisfied both with and without exclusion of these contributions.

16.6 DISCRIMINATION TESTING - MATCHING CONTRIBUTIONS, AMOUNTS TREATED AS MATCHING CONTRIBUTIONS, AND EMPLOYEE CONTRIBUTIONS: The Average Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

        (a) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

        (b) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two, provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees by more than two percentage points.

16.7 SPECIAL RULES: For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to make Employee Contributions, or to have Matching Contributions and amounts treated as Matching Contributions allocated to his account under two or more plans described in Section 401(a) of the Code, or arrangements described in
Section 401(k) of the Code, that are maintained by the Employer (other than Plans not required to be aggregated under regulation 1.401(m)-1(b)(4)(ii)), shall be determined as if the total of such contributions were made under a single arrangement. If elected in Exhibit 3, to the extent that 100% Vested Matching Contribution or Qualified Non-Elective Contributions are treated as Matching Contributions, all such contributions made for the Plan Year shall be treated as Matching Contributions.

In the event that this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Participants as if all such plans were a single plan.

For purposes of determining the Contribution Percentage of a Participant who is a Highly Compensated Employee, the Employee Contributions, Matching Contributions and amounts treated as Matching Contributions, and Compensation of such Participant shall include the Employee Contributions, Matching Contributions, amounts treated as Matching Contributions, and Compensation of Family Members (regardless of whether such Family Members are Highly Compensated Employees). For Plan Years beginning on and after January 1, 1987, the Contribution Percentage of such Participant shall be the greater of the Contribution Percentage as calculated under the previous sentence or the Contribution Percentage calculated as combining the above amounts only for Highly Compensated Employees who are Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage amounts allocated to his Account under two or more plans described in section 410(a) of the Code, or arrangements described in Section 410(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferral arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

The Employer shall maintain records sufficient to demonstrate satisfaction of the CAP test and the amount of Qualified Non-Elective Contributions or 100% Vested Matching Contributions, or both, used in such test.

The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

16.8 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS: Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall (if required) be distributed on or before the 15th day of the third month following the end of the Plan Year in which such contribution relates (without being subject to Section 16.11), but in no event later than the last day of the Plan Year subsequent to the Plan
Year in which such contributions relate. Such Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(g)(5) of the Code in the manner prescribed by the regulations. Prior to the distribution or forfeiture of Excess Aggregate Contributions, Matching Contributions for which the corresponding Salary Deferral Contribution has been returned pursuant to
Section 16.2, 16.3, or this Section, shall be treated as a forfeiture and used to reduce the next Participating Employer Contribution. Employee Contributions which are considered Excess Aggregate Contributions shall be distributed by the Trustee to the Participant. Remaining nonvested Excess Aggregate Contribution shall be treated as a forfeiture and used to reduce the next Participating Employer Contribution. Remaining Vested Excess Aggregate Contributions shall be distributed to affected Highly Compensated Employees and Family Members. The income or less allocable to Excess Aggregate Contributions for a Plan Year is determined by multiplying the income or loss for the Plan Year which is allocable to the portion of the Participant's Account attributable to Matching and Employer Contributions (and amounts treated as Matching Contributions) by a fraction. The numerator of the fraction is the Participant's Excess Aggregate Contributions for the Plan Year. The denominator is the portion of the Participant's Account attributable to Excess Aggregate Contributions (and amounts treated as Matching Contributions) as of the end of the Plan Year (without regard to any income or loss occurring during such Plan Year). Income or loss from the end of the Plan Year to the date of distribution shall also be distributed. Such amount shall be determined by multiplying by 10% the amount determined above by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of such month. Excess Aggregate contributions shall be treated as Annual Additions under the Plan.

Amounts distributable under this Section shall be made from the Participants subaccount attributable to Employee Contributions, Non-100% Vested Matching Contributions, or if considered under Section 16.6 for the Plan Year, Qualified Non-Elective, 100% Vested Matching or Salary Deferral Contributions, first from any unmatched Employee Contributions, and then in proportion to such remaining contributions for the Plan Year.

The determination of the Excess Aggregate Contributions shall be made after first determining the excess Salary Deferral Contributions, and then determining the Excess Contributions.

For purposes of Section 16.6, 16.7, 16.8, and 16.9 the following definitions shall apply:

        (a) "Average Contribution Percentage" or "ACP" shall mean the average (expressed as a percentage and calculated separately for each Participant, and effective the first Plan Year beginning in 1989, to the nearest 1/100 of 1%) of the Contribution Percentages of the Participants in a group.

        (b) "Contribution Percentage" shall mean the ratio (expressed as a percentage, and effective the first Plan Year beginning in 1989, to the nearest 1/100 of 1%) of the sum of the Employee Contributions and Non-100% Vested Matching Contributions under the Plan on behalf of the Participant (whether or not he was employed for the entire Plan Year) for the Plan Year to the Participant's Compensation for the Plan Year. Such Contribution Percentage amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account which shall be taken into account in the year in which such forfeiture is allocated.

        (c) "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

             (1) The aggregate Employee Contributions, Non-100 Vested Matching Contributions, and amounts treated as Non-100% Vested Matching Contributions, taken into account in computing the numerator of the Contribution Percentage of each Highly Compensated Employee for such Plan Year, over

             (2) The maximum amount of such contributions permitted by the Average Contribution Percentage test set forth in Section 16.6 for such Highly Compensated Employee (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages until the Average Contribution Percentage test is set forth in Section 16.6 is satisfied).

For the purpose of Section 16.6, 16.7, and 16.8, Qualified Non-Elective Contributions and 100% Vested Matching Contributions, provided such an election is made in Exhibit 3, will be treated as Matching Contributions. However, any contributions considered under Section 16.3 may not be considered under Section
16.6. The Employer also may elect to use Salary Deferral Contributions in the Contribution Percentage amounts so long as the ADP test is met before the deferrals are used in the ACP test and continues to be met following the exclusion of those deferrals that are used to meet the ACP test.

16.9 MULTIPLE USE DISCRIMINATION TEST: Notwithstanding any other provision of this Plan, effective the first Plan Year beginning in 1989, this Plan shall comply with regulation 1.401(m)-2 of the Code.

For the purpose of the discrimination test set forth in this Section, Salary Deferral Contributions may only be used to satisfy the discrimination test set forth in Section 16.6 to the extent necessary to meet the discrimination test set forth in Section 16.6, and only if such remaining Salary Deferral Contributions meet the discrimination test set forth in Section 16.3. This test shall be performed after the return of contributions set forth in Section 16.2, 16.5, and 16.8.

If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

16.10 DEFINITIONS: For the purpose of this Article, and as otherwise required under the terms of this Plan:

"Adjustment Factor" shall mean the cost of living factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

"Aggregate Limit" shall mean the sum of (i) 125% of the greater of the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(a) for the Plan Year beginning with or within the Plan Year in the cash or deferred arrangement and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP.

"Family Member" shall mean an individual described in Section 414(q)(6)(B) of the Code.

"Highly Compensated Employee" shall include highly compensated active employees and highly compensated former employees.

A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term highly compensated active employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) employees who are 5% owners at any time during the look-back year or determination year.

If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year.

A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, perform no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

If an Employee is, during a determination year or look-back year, a family member of either a 5% owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5% owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5% owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5% owner or top-ten highly compensated employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(g) of the Code and the regulations thereunder.

"Non-Highly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

16.11 EXCISE TAX: The Employer shall be liable for a 10% excise tax which is imposed on any Excess Contributions or Excess Aggregate Contribution which is part of the Plan for a Plan Year ending in a taxable year of the Employer. No tax shall be imposed under this Section if the Excess Contribution and the Excess Aggregate Contribution is distributed, or if permitted by the Plan, forfeited, within two and one-half months of the following Plan Year.

                          ARTICLE XVII - MISCELLANEOUS

17.1 EMPLOYMENT RIGHTS: No provision of this Plan shall be deemed to give any Employee the right to be retained in the service of his Employer or to interfere with the right of the Employer to discharge an Employee at any time.

17.2 NOTICES: Whenever provision is made in the Plan that a Participant may exercise any option or election or designate any Beneficiary, the action of such Participant shall be evidenced by a written notice signed by the Participant and delivered to the Plan Administrator in person or by mail. If a form is furnished by the Plan Administrator for such purpose, a Participant shall give written notice of his exercise of any option or election or of his designation of any Beneficiary on the form provided for such purpose. Written notice shall not be effective until received by the Plan Administrator.

17.3 OWNER-EMPLOYEE PROVISIONS: If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the employees of this and all other trades or businesses.

If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

If a Participant is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the Participant controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

        (a) own the entire interest in an unincorporated trade or business, or

        (b) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

17.4 SPENDTHRIFT PROVISION: All benefits payable under the Plan shall be exempt from the claims of, and shall not be subject to attachment, garnishment or other legal process by any creditor of such Participant, his Beneficiary, or his spouse, and shall not be subject to alienation, assignment, pledge or encumbrance, either voluntarily or involuntarily by any such person.

The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to any Domestic Relations Order, unless such order is determined, pursuant to procedures set forth in Article XVI, to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

17.5 COMPETENCY: If any person due a benefit hereunder is, in the judgement of the Plan Administrator, incapable of personally receiving or receipting for any payment due hereunder, payment may be made to the guardian or legal representative of such person, or to such other person or institution, who, in the opinion of the Plan Administrator is then maintaining or has custody of such person. Such payment shall constitute a full discharge of the liability of the Plan with respect to such person.

17.6 MISSING PERSONS: Notwithstanding any provision in this Plan and Trust to the contrary, if the Plan Administrator is unable to locate any former Participant or Beneficiary who is entitled to benefits under this Plan within three years of the date he first becomes entitled to a distribution from the Trust, any amounts being held on his behalf shall be forfeited and used to reduce the Participating Employer's current or next succeeding contribution. The Plan Administrator shall proceed with due diligence in attempting to locate any former Participant or Beneficiary. No forfeiture shall occur until the Plan Administrator has mailed the former Participant or Beneficiary a notice advising him of his benefits and the provisions of this Section to his last known address, via U.S. Mail Postage prepaid, return receipt requested. If the former Participant or Beneficiary is located subsequent to such forfeiture, the Participating Employer shall reinstate the forfeited amount to the former Participant's or Beneficiary's Account, and shall distribute the value of the Account to him in accordance with the Plan.

17.7    CONTROLLED GROUPS AND AFFILIATED SERVICE GROUPS: Except as provided in
Article VII, all employees of all corporations which are members of a controlled group of corporations (as defined in Code Section 414(b)) and all employees of all trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)) will be treated as employed by a single employer. All employees of all members of an affiliated service group (as defined in Code Section 414(m)) will be treated as employed by a single employer.

17.8 LEASED EMPLOYEES: Any leased employee shall be treated as an employee of the recipient employer, however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. The preceding sentence shall not apply to any leased employee if such employees do not constitute more than 20% of the recipient employer's workforce, and all employees of the leasing organization other than those employees who perform substantially all these services for the leasing organization or earn under $1,000 during the Plan Year and 3 Prior Plan Years are covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least 10% of compensation allocated to such Employee regardless of the number of hours worked, (b) immediate participation, and (c) full and immediate vesting. For purposes of this paragraph, the term "leased employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the recipient employer.

17.9 CONSTRUCTION: The Plan and Trust has been established with the intent that it shall be a qualified plan under Code Sections 401(a) and 401(k) and the Trust tax-exempt under Code Section 501(a). All terms and provisions contained herein shall be interpreted, wherever possible, so as to be in compliance with the requirements for such qualification and exemption.

In case any provisions of the Plan and Trust are determined to be illegal or invalid for any reason, such determination shall not affect the remaining provisions of the Plan and Trust, and the Plan and Trust will be construed and enforced as if said illegal or invalid provision had never been included herein.

17.10 GOVERNING LAW: This Plan and Trust shall be construed, administered, and enforced according to the laws of the State of the Employer's principal place of business, except to the extent superseded by Federal Law.

17.11 FAILURE OF QUALIFICATION: If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in the prototype plan and will be considered an individually designed plan.

17.12 GENDER AND NUMBER: The masculine gender shall include the feminine and the singular shall include the plural.

17.13 EFFECTIVE DATE: No provision of the Tax Reform Act of 1986, shall have an effective date prior to its statutory effective date. No provision of this Plan shall apply to a governmental Employer if not applicable by law to such employer.

17.14 PLAN-TO-PLAN TRANSFERS: The Trustee(s) of this Plan may receive from or transfer to another plan any or all assets of a Participant.

17.15 ADDITIONAL PARTICIPATION REQUIREMENT: The Participating Employer's Plan established herein must benefit the lesser of 50 Employees of the Employer, or 40% or more of all Employees of the Employer. Such a determination shall be made in accordance with the requirements of Code Section 401(a)(26) and the regulations thereunder.